SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                         [ ] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (As Permitted by Rule
                                  14a-6(e)(2))
                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               THE SESSIONS GROUP

                (Name of Registrant as Specified in its Charter)

                                       N/A

    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)


               Payment of Filing Fee (Check the appropriate box):
                              [X] No fee required.
                              [ ] Fee computed on table below per Exchange Act
Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies: ........

   (2) Aggregate number of securities to which transaction applies: ...........

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):..............

   (4) Proposed maximum aggregate value of transaction: ........................

   (5) Total fee paid: .........................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid: .................................................

   (2) Form, Schedule or Registration Statement No.: ...........................

   (3) Filing Party: ...........................................................

   (4) Date Filed: .............................................................

                       KEYPREMIER PRIME MONEY MARKET FUND
                   KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND
                       KEYPREMIER ESTABLISHED GROWTH FUND
                    KEYPREMIER INTERMEDIATE TERM INCOME FUND
                        KEYPREMIER AGGRESSIVE GROWTH FUND
             KEYPREMIER U.S. TREASURY OBLIGATIONS MONEY MARKET FUND
             KEYPREMIER LIMITED DURATION GOVERNMENT SECURITIES FUND
                         KEYPREMIER EMERGING GROWTH FUND

                          SERIES OF THE SESSIONS GROUP

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219


                                November 20, 1998


Dear Shareholder:


     I am writing to inform you of the upcoming special meeting of the shareholders of each of the KeyPremier Funds (the "Funds"). At this meeting, you are being asked to vote on a proposed reorganization of the Funds, which are currently series of The Sessions Group (the "Group"), an Ohio business trust. After the reorganization, each of the Funds would be a series of Governor Funds, a Delaware business trust ("Governor"). The Group was structured to take advantage of the "umbrella" fund structure, a structure that permits the expenses of a single board of trustees and certain other costs ("trust expenses") to be spread over a number of fund groups. The umbrella fund structure is intended to assist new fund groups, such as the KeyPremier Funds, during their start-up phase when such trust expenses (as a percentage of a fund's net assets) may be so high as to prevent such fund from maintaining a competitive level of expenses. It is anticipated that once a fund group reaches a certain asset size, such fund group will be reorganized from the Group into its own investment company. The Funds have grown substantially in asset size since their inception, and it is now proposed that the Funds be reorganized out of the Group's umbrella fund structure into a separate investment company, Governor. The reorganization will not cause any change in the Funds' investment objectives or restrictions or in their portfolio management, and there will be no material changes in the rates of fees payable by the Funds for investment advisory or other services, except that the fees for administration services will increase from 0.115% to 0.15%. The Board of Trustees unanimously believes that the proposed reorganization is in each Fund's and your best interests.


     PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN ALL PROXY CARDS TODAY. If you hold shares in more than one of the Funds, you will receive a separate proxy card for each of the Funds you hold. Please be sure to sign and return each proxy card regardless of how many you receive.

     The Board of Trustees of the Group has unanimously approved these proposals and recommends a vote "FOR" the proposal. If you have any questions regarding the issue to be voted on or need assistance in completing your proxy card, please contact us at (800) 766-3960.

                                         Sincerely,

                                         /s/ Walter B. Grimm
                                         Walter B. Grimm
                                         President

                       KEYPREMIER PRIME MONEY MARKET FUND
                   KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND
                       KEYPREMIER ESTABLISHED GROWTH FUND
                    KEYPREMIER INTERMEDIATE TERM INCOME FUND
                        KEYPREMIER AGGRESSIVE GROWTH FUND
             KEYPREMIER U.S. TREASURY OBLIGATIONS MONEY MARKET FUND
             KEYPREMIER LIMITED DURATION GOVERNMENT SECURITIES FUND
                         KEYPREMIER EMERGING GROWTH FUND

                          SERIES OF THE SESSIONS GROUP

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON
                                JANUARY 15, 1999



     To the Shareholders of the above-referenced Funds:

     Notice  is  hereby  given  that a  Special  Meeting  of  Shareholders  (the
"Meeting") of each of KeyPremier Prime Money Market Fund, KeyPremier Pennsylvania Municipal Bond Fund, KeyPremier Established Growth Fund, KeyPremier Intermediate Term Income Fund, KeyPremier Aggressive Growth Fund, KeyPremier U.S. Treasury Obligations Money Market Fund, KeyPremier Limited Duration Government Securities Fund and KeyPremier Emerging Growth Fund (each a "Fund" and collectively, the "Funds"), will be held at 10 a.m., Eastern Time, on Friday, January 15, 1999, at the offices of the Funds' administrator and principal underwriter, BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219, for the following purposes:

     1. TO BE VOTED ON SEPARATELY BY SHAREHOLDERS OF EACH FUND: To vote upon the approval of an Agreement and Plan of Reorganization, in the form set forth in Appendix A to the attached Proxy Statement, for adoption by each of the Funds, pursuant to which each Fund would be reorganized as a separate series of Governor Funds, a Delaware business trust, as described in the attached Proxy Statement.

     2. To transact such other business as may come properly before the Meeting and any adjournment thereof.

     Completion of the Reorganization as described herein is conditioned upon the approval of the Proposal by each of the Funds so that if any one Fund does not approve the Reorganization, the Reorganization will not be completed as described in the Proxy Statement.

     Shareholders of record at the close of business on October 28, 1998, are entitled to notice of, and to vote at, the Meeting.

                                        By Order of the Board of Trustees of The
                                        Sessions Group

                                        /s/ George L. Stevens
                                        George L. Stevens,

                                        Secretary

Columbus, Ohio

November 20, 1998


                    PLEASE RESPOND -- YOUR VOTE IS IMPORTANT.
   WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE
         AND MAIL THE ENCLOSED PROXY OR PROXIES IN THE ENCLOSED ENVELOPE
                               SO THAT YOU WILL BE
                           REPRESENTED AT THE MEETING.

                       KEYPREMIER PRIME MONEY MARKET FUND
                   KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND
                       KEYPREMIER ESTABLISHED GROWTH FUND
                    KEYPREMIER INTERMEDIATE TERM INCOME FUND
                        KEYPREMIER AGGRESSIVE GROWTH FUND
             KEYPREMIER U.S. TREASURY OBLIGATIONS MONEY MARKET FUND
             KEYPREMIER LIMITED DURATION GOVERNMENT SECURITIES FUND
                         KEYPREMIER EMERGING GROWTH FUND

                          SERIES OF THE SESSIONS GROUP

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

     This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of The Sessions Group (the "Group") from shareholders of: KeyPremier Prime Money Market Fund (the "Prime Money Market Fund"), KeyPremier Pennsylvania Municipal Bond Fund (the "Pennsylvania Bond Fund"), KeyPremier Established Growth Fund (the "Established Growth Fund"), KeyPremier Intermediate Term Income Fund (the "Income Fund"), KeyPremier Aggressive Growth Fund (the "Aggressive Growth Fund"), KeyPremier U.S. Treasury Obligations Money Market Fund (the "Treasury Money Market Fund"), KeyPremier Limited Duration Government Securities Fund (the "Government
Securities Fund") and KeyPremier Emerging Growth Fund (the "Emerging Growth Fund") (each a "Fund" and collectively, the "Funds"), to be held at 10 a.m., Eastern Time, on Friday, January 15, 1999, and any adjournment thereof (the "Meeting"), at the offices of the Funds' administrator and principal underwriter, BISYS Fund Services Limited Partnership ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219.


     The cost of the solicitation (including printing and mailing this Proxy Statement, Notice of Special Meeting and Proxies, as well as any supplementary solicitation) will be borne by BISYS. The Notice of Special Meeting, Proxy Statement and Proxies are being mailed to shareholders on or about November 25, 1998.


     The presence in person or by proxy of the holders of record of a majority of the votes attributable to the outstanding shares of each Fund entitled to vote shall constitute a quorum for that Fund at the Meeting. If, however, such quorum for any Fund shall not be present or represented at the Meeting or if fewer votes are present in person or by proxy than the minimum required for any Fund to approve any proposal presented at the Meeting, the holders of a majority of the votes attributable to the shares present in person or by proxy shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite number of votes shall be present at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Agreement and Plan of Reorganization and will vote against any such adjournment those proxies required to be voted against such Agreement. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called.

     The Board of Trustees of the Group has fixed the close of business on October 28, 1998, as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Each share is entitled to one vote for each dollar of net asset value of such share (and a proportionate fractional vote for any fractional dollar value) as of the close of business on the Record Date. The numbers of outstanding shares of each Fund and their respective net asset values as of the Record Date, are indicated in the following table:


                        FUND                 NO. OF SHARES     NET ASSET VALUE
                        ----                 -------------     ---------------
Prime Money Market Fund...................  244,324,558.515        $ 1.00
Pennsylvania Bond Fund....................   10,584,077.221         11.03
Established Growth Fund...................   18,523,760.659         13.14
Income Fund...............................   28,224,573.080         10.75
Aggressive Growth Fund....................   12,340,323.286          9.87
Treasury Money Market Fund................   19,792,298.880          1.00
Government Income Fund....................    3,415,741.706         10.35
Emerging Growth Fund......................      817,873.455          9.87

VOTING

     Approval of Proposal 1, which involves a proposed reorganization, requires, for each Fund, the affirmative vote of a majority of the votes attributable to that Fund's outstanding shares.

     All shares represented by the enclosed form of proxy will be voted in accordance with the instructions indicated on the proxy if it is completed, dated, signed, and returned in time to be voted at the Meeting and is not subsequently revoked. If the proxy is returned properly signed and dated, but no instructions are given, the shares represented by that proxy will be voted in favor of the Proposal. Any proxy may be revoked by the timely submission of a properly executed, subsequently dated proxy; by delivery to the Group of a timely written notice of revocation; or otherwise by giving notice of revocation in open meeting prior to the finalization of the vote on the Proposal. Execution and submission of a proxy does not affect a shareholder's right to attend the Meeting in person. Due to the requirement that the Proposal be approved by a majority of the votes attributable to each Fund's outstanding shares in order to be adopted, an abstention by a shareholder from voting, either by proxy or in person at the Meeting, while counted towards determining whether a quorum is present, has the same effect as a negative vote on the Proposal. Shares that are held by a broker-dealer or other fiduciary as record owner for the account of a beneficial owner will be counted for purposes of determining the presence of a quorum and as votes on matters presented if the beneficial owner has executed and timely delivered the necessary instructions for the record owner to vote the shares, or if the record owner has, and exercises, discretionary voting power. If the record owner does not have discretionary voting power as to a matter presented and has not timely received voting instructions from the beneficial owner, such shares, even though not voted, will have the same effect as a negative vote on the Proposal.

     The Proposal is conditioned upon the approval of the Proposal by each of the Funds so that all Funds must approve the Proposal for the Reorganization to be effected. If the Proposal is not passed by any one Fund, the Reorganization described below will not occur as described herein, and the Board of Trustees will consider what other actions, if any, should be taken.

     In addition to the solicitation of proxies by use of the mail, proxies may be solicited by officers of the Group, by officers and employees of the Funds' investment adviser, Martindale Andres & Company, Inc. ("Martindale Andres") or by BISYS, personally or by telephone, without special compensation.

     The most recent annual report of the Funds, including financial statements, for the year ended June 30, 1998 has been mailed previously to shareholders. If you have not received this report or would like to receive additional copies free of charge, please contact the Funds at their address set forth on the first page of this proxy statement or by calling (800) 766-3960 and it will be sent to you within three business days by first class mail.

                                   PROPOSAL I

               APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

     Management has proposed, and the Trustees have approved, a restructuring of the organization of the Funds. Currently, the Funds are each separate series of the Group, which is an Ohio business trust. The proposed reorganization would make each of the Funds a separate series of Governor Funds ("Governor"), a Delaware business trust (the "Reorganization"). (The Group and Governor may be referred to herein as "Trusts" or the "Trust.") Like the Group, Governor's affairs are overseen by a board of trustees and BISYS serves as principal underwriter for each of its series of shares. Other than a structural change with respect to investment advisory arrangements, there would be no change in the portfolio management of the Funds, and no changes to the Funds' investment objectives or policies. Martindale Andres would continue to be responsible for the day-to-day management of the Funds' portfolios as sub-investment adviser with Governors Group Advisors, Inc. ("GGA"), a newly formed wholly owned subsidiary of Keystone Financial, Inc., serving as investment adviser. BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an affiliate of BISYS, will provide administration services to the Funds pursuant to a Management and Administration Agreement whereby BISYS Ohio and GGA will serve as the Funds' co-administrators. There would be no change in the Funds' fund accountant, transfer agent, custodian or independent auditors. The
Reorganization is not expected to affect fees payable by the Funds to their service providers except that the fees for administration services will increase from 0.115% to 0.15%. However, the overall expense ratios for the Funds are not expected to be affected materially.

     The Reorganization is designed to transfer the Funds to their own investment company since their substantial growth in assets makes their continuing to be part of an "umbrella" fund structure no longer necessary. An umbrella fund is one in which a single registered investment company, such as the Group, has series that include various independently managed funds which are in their start-up phase. By organizing these funds as series of a single umbrella fund, the funds get the benefit of certain efficiencies and cost savings. Among other things, a single board of trustees oversees all of the component funds, and costs related to the trustees (their fees, expenses of trustees' meetings) and other costs, are spread across all the component funds. However, it is anticipated that once a group of component funds are no longer in their start-up phase and have reached a sufficient size, such group will be reorganized into its own investment company. Due to the growth of the Funds, it is proposed that they reorganize into their own separate investment company, Governor.

     The Reorganization has received unanimous approval from the Group's Board of Trustees and from Governor's Board of Trustees. The Reorganization is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the relevant Fund ("Acquired Series") to a corresponding series ("Acquiring Series") of Governor created for such purpose, in exchange for shares of the Acquiring Series as described below, and for the assumption by the corresponding Acquiring Series of all of the identified liabilities of the Acquired Series. The completion of these transactions will result in the complete liquidation of each Acquired Series. As a result of the Reorganization, shareholders of each Fund would become shareholders of their corresponding Acquiring Series and have the same proportionate interest in the same portfolio of assets as immediately prior to the Reorganization.

TERMS OF THE PLAN

     The Reorganization is subject to a number of conditions for each Fund, including the approval of the shareholders of the relevant Acquired Series. Accordingly, shareholders of each Acquired Series are being asked to vote upon the approval of the Agreement and Plan of Reorganization (the "Plan") pursuant to which the Reorganization would be consummated. The following descriptions of the Plan and the features of the proposed Reorganization are qualified in their entirety by reference to the text of the Plan. A copy of the Plan is set forth as Exhibit A to this Proxy Statement.

     The Plan provides, among other things, for the transfer of all of the assets of each Acquired Series to its corresponding Acquiring Series in exchange for (i) the assumption by the Acquiring Series of all of the identified liabilities of the Acquired Series and (ii) the issuance to the Acquired Series of Investor class shares of beneficial interest (the "Acquiring Series Shares") in the Acquiring Series, the number of which shall be calculated based upon the value of the net assets of the Acquired Series then outstanding as of 4:00 p.m. Eastern Time on the Valuation Time (defined in the Plan to be January 31, 1999, or such other date as may be agreed upon by the Group and Governor). Specifically, on the Exchange Date (the date following the Valuation Date), the Acquiring Series will deliver to the Acquired Series a number of full and fractional Acquiring Series Shares having an aggregate net asset value equal to the value of the assets of the Acquired Series transferred to the corresponding Acquiring Series on the Exchange Date, less the value of the liabilities of the Acquired Series assumed by such
                                                                      3

Acquiring Series on that date. After receipt of the Acquiring Series Shares, each Acquired Series will cause the Acquiring Series Shares to be distributed to its shareholders, in complete liquidation of the Acquired Series. Each shareholder will be entitled to receive that proportion of Acquiring Series Shares which the number of shares of the Acquired Series held by such shareholder bears to the total number of shares of the Acquired Series outstanding on such date. The distribution of Acquiring Series Shares will be accomplished by the establishment of accounts on the share records of the corresponding Acquiring Series in the names of the Acquired Series shareholders, each account representing the respective number of full and fractional Acquiring Series Shares due to such shareholder. Certificates with respect to Acquiring Series Shares will not be issued.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including receipt from the U.S. Securities and Exchange Commission (the "SEC") of an exemption order from the provisions of Section sec.17 of the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that the Group and Governor will receive such an order. The Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of each Acquired Series, by mutual consent of the respective Trustees of the Group and Governor. The Plan may also be amended before or after its approval by shareholders of the Acquired Series, and the Group and Governor may waive any condition to their respective obligations under the Plan, provided that no amendment or waiver of a condition after such approval may adversely affect the interests of shareholders of the Acquired Series or the Acquiring Series.

EFFECT OF SHAREHOLDER APPROVAL OF THE PLAN

     The Funds' current Investment Advisory Agreement is, technically, an agreement between the Group and the Adviser. Thus, upon the Reorganization, this agreement will have to be terminated and a new investment advisory agreement will be entered into with respect to the Funds. Governor is proposing to enter into an investment advisory agreement with GGA (the "proposed Advisory Agreement"). GGA, in turn, will enter into a sub-investment advisory agreement with Martindale Andres (the "proposed Sub-Advisory Agreement"). Governor does not believe that the proposed Advisory Agreement and the proposed Sub-Advisory Agreement, when taken together, represent a material change to the investment advisory arrangements currently in the place for the Funds.

     An investment company registered under the 1940 Act is required to obtain shareholder approval with regard to an investment advisory agreement with the company's investment adviser. Such shareholder approval is also required for any sub-investment advisory agreements. As part of the proposal to reorganize the Funds, approval by the requisite vote of the shareholders of the Plan will also constitute, for the purposes of the 1940 Act: (a) approval of the proposed Advisory Agreement between Governor on behalf of each Acquiring Series and GGA;
(b) approval of the proposed Sub-Advisory Agreement between GGA and Martindale Andres; (c) election of the members of the Board of Trustees of Governor; and
(d) ratification of the Governor Board's selection of independent accountants. (See "GOVERNOR FUNDS" and "INFORMATION REGARDING MARTINDALE ANDRES AND GGA.") The terms of the proposed Advisory Agreement will be substantially the same as the current investment advisory agreement between the Group on behalf of each respective Fund except for: (1) its date and term; (2) the fact that Governor and GGA instead of the Group and Martindale Andres will be parties; (3) the elimination of provisions relating to state expense limitations that are no longer applicable to registered investment companies; (4) clarification of GGA's ability to aggregate orders for the purchase and sale of securities on behalf of the Funds and other clients of GGA; (5) representations and warranties of GGA as to its being Year 2000 compliant; (6) provisions whereby GGA is authorized to appoint a sub-investment advisor (Martindale Andres) for the Funds; and (7) technical revisions to reflect the change from an Ohio to a Delaware business trust.

     Assuming shareholder approval of the Plan, each Acquired Series, as the sole shareholder of the corresponding Acquiring Series immediately prior to the completion of the Reorganization, will effect the required advisory agreement approvals, the election of trustees and the ratification of the selection of independent accountants by voting its respective shares of each Acquiring Series in favor of these matters on behalf of its shareholders prior to the
Reorganization. Governor will then consider the shareholder approval requirements of the 1940 Act referred to above to have been satisfied with respect to those agreements, the trustees and the independent public accountants.
                                                                      4

DESCRIPTION OF ACQUIRING SERIES SHARES

     Shares will be issued to each of the Acquired Series' shareholders in accordance with the Plan as discussed above. The Acquiring Series Shares are currently authorized for issuance in series and by class, with respect to the Prime Money Market Fund only, by the Board of Trustees of Governor in accordance with Governor's Declaration of Trust and Delaware business trust law. The Acquiring Series will have substantially identical purchase, redemption and exchange procedures as are currently in effect for the Acquired Series, as described in each Fund's current prospectus and statement of additional information. The Board of Trustees of Governor has authorized the issuance of two classes of shares for the Governor Prime Money Market Fund: Investor Shares and S Shares. Pursuant to the terms of the Plan, shareholders of the Prime Money Market Fund will receive only Investor Shares of its corresponding Acquiring Series.

INVESTMENT POLICIES AND INVESTMENT RESTRICTIONS


     No changes will be made in the Funds' investment objectives or investment restrictions and no material changes will be made in the Funds' investment policies. The investment policies of the Pennsylvania Bond Fund and the Income Fund would vary from those of their corresponding Acquiring Series in that such Funds currently may invest up to 20% of their net assets in bonds which are rated lower than the four highest rating groups by a nationally recognized statistical rating organization such as Standard & Poor's Rating Group or Moody's Investor Services. However, currently such Funds' corresponding Acquiring Series may not invest in bonds so rated.


FEE STRUCTURE AND EXPENSES

     The Reorganization will not cause any material change in fee rates or the nature of expenses to which each Acquiring Series will be subject subsequent to the Reorganization, except that the Acquiring Series' allocated portion of Governor's trust-level expenses may be different from what the allocated portion of the Group's trust-level expenses would have been and that the fees for administration services will increase from 0.115% to 0.15% and the differences are expected to provide a slight difference in the expense ratio of each Acquiring Series.

EXPENSES OF THE REORGANIZATION

     BISYS will bear all expenses associated with the transactions contemplated by the Plan, including expenses associated with the solicitation of proxies.

FEDERAL INCOME TAX CONSEQUENCES

     As a condition to each Acquired Series' obligation to consummate its Reorganization, the Group will receive an opinion from Drinker Biddle & Reath LLP, counsel to Governor, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, the transactions contemplated by the Plan constitute a tax-free reorganization for federal income tax purposes.

GOVERNOR FUNDS

     Governor was organized as a Delaware business trust on September 3, 1998. Governor consists of several separate series to be managed by the Adviser. BISYS (or its affiliates) will provide administration (in conjunction with GGA), distribution, transfer agent and fund accounting services to each of the series. KPMG Peat Marwick LLP, One Nationwide Plaza, Columbus, Ohio 43215, will continue to serve as the independent public accountants for the Funds. Governor's affairs are overseen by a Board of Trustees. The five Trustees, none of whom are Trustees of the Group, are as follows:

     JOHN J. BOLGER, AGE 62; Retired as of January 30, 1998; prior thereto, Vice President, Secretary and Assistant Treasurer of the Pennsylvania Bankers Association, P. O. Box 152, Harrisburg, Pennsylvania 17108 (trade association).

     JAMES L. BROCK,  AGE 54; since July,  1996,  Dean of Sigmund Weis School of
Business,   Susquehanna   University,   514  University   Avenue,   Selinsgrove,
Pennsylvania 17870; prior thereto and since September, 1991,
                                                                      5

Vice President of Marketing, Pacific Steel & Recycling (regional distributor of steel and agricultural products and commercial/industrial recycler of scrap metals and fibers).

     LANA V. BURKHARDT, AGE 41; since October, 1992, Vice President of Keystone Financial, Inc., One Keystone Plaza, North Front and Market Streets, Harrisburg, Pennsylvania 17105 (financial services and bank holding company); since August, 1998, President of Governors Group Advisors, Inc.

     JOHN S. CRAMER, AGE 56; since January, 1996, President and Chief Executive Officer of PinnacleHealth System (non-profit hospital, home care and hospice service provider), 17 South Market Square, Harrisburg, Pennsylvania 17105; prior thereto and since March, 1988, President and Chief Executive Officer of Capital Health System (predecessor to PinnacleHealth System).

     ROBERT E. LEECH, AGE 53; since May, 1991, President and Chief Executive Officer of Keystone Asset Management Division of Keystone Financial, Inc., One Keystone Plaza, North Front and Market Streets, Harrisburg, Pennsylvania 17105 (financial services and bank holding company); since December, 1995, Chairman and Chief Executive Officer of Martindale Andres & Company, Inc. (investment adviser).

COMPENSATION OF TRUSTEES

     Those Trustees who are not affiliated with GGA, Martindale Andres or BISYS receive from Governor an annual fee of $8,000, plus $2,000 for each regular and special meeting of the Board of Trustees attended in person and $1,000 for each regular and special meeting of the Board attended by telephone. They are also reimbursed for out-of-pocket expenses related to attendance at such meetings. Trustees who are affiliated with GFAS, Martindale Andres or BISYS do not receive compensation from Governor.

COMPARISON OF OHIO AND DELAWARE BUSINESS TRUST LAW


     The primary source of regulation for the Funds is the 1940 Act. However, laws of the state of organization, and the form of organization, affect certain operational and procedural matters for a registered, open-end management investment company, i.e., a mutual fund. Because of the comprehensiveness of 1940 Act regulation, mutual funds generally prefer to organize under state laws that offer both maximum flexibility and low cost. The Delaware business trust has become one of the more popular forms of organization for mutual funds because the statute governing Delaware business trusts has been recently enacted and was designed specifically for mutual funds. The Ohio business trust statutes are somewhat older and have been less widely used by mutual funds. Both the Ohio and Delaware statutes impose few requirements, thus offering considerable flexibility to a mutual fund. Neither, for example, requires annual meetings of shareholders, and each permits the authorization of an unlimited number of shares. The advantage of the Delaware business trust form is that Delaware business trust law affords statutory protection to the assets of each series of a mutual fund against claims made against another series of that mutual fund. Ohio's business trust statutes do not provide such specific protection. However, such limitation of claims is provided for in the Group's Declaration of Trust and in each of its contracts. The advantage of the Ohio business trust is that the Ohio statute is less restrictive with respect to the powers the trustees may exercise to attain the purpose of the business trust.


COMPARISON OF THE DECLARATIONS OF TRUST OF THE GROUP AND GOVERNOR

     Following is a summary description of certain provisions of the Declaration of Trust for the Group and the Agreement and Declaration of Trust for Governor ("Declarations"). The Group and Governor are hereafter referred to each as a "Trust." This description is qualified in its entirety by reference to the full text of each Declaration. Copies of each Declaration are available at no charge upon request to BISYS by calling (614) 470-8000 or by writing to BISYS at 3435 Stelzer Road, Columbus, Ohio 43219.

     Trustees. Each Declaration provides the Trustees with general authority to manage the business of the Trust and to enter into agreements with investment advisers and other service providers. Neither Declaration requires a specified number of Trustees, provides for classes of Trustees, or sets a limited term of office for Trustees; however, Governor's Declaration does permit, under certain circumstances, that trustees for certain series of the Trust need not serve as trustees for other series of the Trust, and Governor's By-Laws provide for a mandatory retirement age. Each contains provisions for filling vacancies, for resignation, and for removal of Trustees by the Trustees or by shareholders.

     Shares and Shareholders. Each Declaration provides for an unlimited number of authorized shares and provides for the creation of separate series and classes of shares. Each Declaration provides shareholders with rights consistent with those required by the 1940 Act for shareholders of registered investment companies. Each Declaration provides that shareholders shall have no preemptive or other rights to subscribe to additional securities of the Trust, and that shareholders shall have such preferences, voting powers, rights and privileges as the Trustees may from time to time determine with respect to a particular series or class of shares. The Group's Declaration provides that shareholders have one vote for each dollar of share value, while Governor's Declaration provides for one vote for each whole share and a fractional vote for each share fraction. As a result, each shareholder of an Acquiring Series will have the same number of votes per share (one) regardless of the net asset value per share.

     Each Declaration provides that shareholders may vote only (a) to elect or remove Trustees, subject to certain conditions; (b) on matters required by the 1940 Act to be submitted to shareholders; (c) the termination of the Trust or any series thereof; and (d) on certain amendments to the Declaration. (Trustees also have limited rights to amend the Group Declaration, without shareholder approval, to conform to applicable law, to change the name of the Trust, and to make a certain other changes. New series can also be added, and their names changed, without shareholder approval.) In addition, the Group Declaration provides that shareholders may vote on the reorganization of the Trust or any series thereof and to the same extent as shareholders of an Ohio corporation regarding the institution of shareholder derivative or class actions. Under the Governor Declaration, shareholders of a series or class may not bring a derivative action unless holders of at least ten percent of the outstanding shares of that series or class join in the lawsuit. The Group Declaration may not be amended to repeal or limit the shareholder and Trustee exemption from personal liability unless each affected shareholder or Trustee has approved the amendment. The Governor Declaration has no similar limitation on amendments, although it does prohibit any amendment that would limit any right to indemnification or insurance. Amendments to the Group Declaration require the vote of a majority of outstanding shares while the Governor Declaration requires the vote of a majority of the shares voted in person or by proxy at a meeting at which a quorum is present. The Group Declaration provides for a shareholder-initiated meeting upon the written request of at least 20% of all votes attributable to the outstanding shares of the Trust and entitled to be voted on the particular matter to be presented, while the Governor Declaration permits a shareholder-initiated meeting upon the written request of a majority of the outstanding shares entitled to vote unless a lesser percentage is prescribed by the 1940 Act. However, the Group has undertaken to the SEC to hold a special meeting of shareholders of the Group for the purpose of considering the removal of one or more of the Group's Trustees upon written request therefor from shareholders owning not less than 10% of the outstanding votes of the Group entitled to vote.

     Liability of Shareholders and Trustees. Each Declaration provides that shareholders shall not be subject to personal liability solely by reason of being or having been a shareholder and shall be indemnified by the Trust against any liability and related expenses to which a shareholder, as such, might be subject. Each Declaration also provides that Trustees and Trust officers are protected from personal liability and will be indemnified by the Trust except for liability arising from bad faith, willful misfeasance, gross negligence or reckless disregard of duties.

BASIS FOR THE BOARDS' RECOMMENDATIONS

     The Board of Trustees of the Group, including a majority of those Trustees who are not "interested persons" of the Group, as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the Plan at a meeting held on August 13, 1998.


     In approving the Plan, the Trustees of the Group determined that the proposed Reorganization would be in the best interests of each of the Acquired Series, and that the interests of the shareholders would not be diluted as a result of effecting the Reorganization. The Board considered the various factors described above in recommending that shareholders approve the Plan, including the tax-free nature of the Reorganization and the payment of all the Reorganization expenses by BISYS, as described above, and those factors set forth below.

     The Trustees have also considered whether there might be significant differences between the Ohio business trust form of organization and the Delaware business trust. They noted that each statute provides considerable efficiency as well as flexibility with regard to various matters of corporate governance, and that each type of trust could have unlimited authorized capital and would not be required to hold annual meetings of shareholders.


     The Trustees also considered that the investment objective, policies and restrictions of each Acquired Series are the same as those of the corresponding Acquiring Series and that each Acquiring Series would be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of the corresponding Acquired Series immediately prior to the Reorganization. For these reasons, the Board concluded that an investment in shares of the Acquiring Series will provide Shareholders with an investment opportunity substantially identical to that afforded by the corresponding Acquired Series immediately prior to the Reorganization. The Board further considered estimates of operating expense ratios for each Acquired Series and its corresponding Acquiring Series.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS

     BISYS Fund Services, Inc., an affiliate of BISYS, as Governor's transfer agent, will establish accounts for all current Acquired Series shareholders containing the appropriate number of Acquiring Series shares to be received by that shareholder in accordance with the terms and provisions of the Plan. These accounts will be identical in all material respects to the accounts currently maintained by each Acquired Series on behalf of its shareholders.

INFORMATION CONCERNING MARTINDALE ANDRES AND GGA

     Martindale Andres, Four Falls Corporate Center, Suite 200, West Conshohocken, Pennsylvania 19428, is the investment adviser of each Fund and has served as such since the Funds' inception. Martindale Andres is a wholly owned subsidiary of Keystone, 1 Keystone Plaza, Harrisburg, Pennsylvania 17101. Martindale Andres was organized in 1989 and was acquired by Keystone in December 1995. Except with respect to the Funds, Martindale Andres has not previously served as the investment adviser to a registered open-end management investment company. However, Martindale Andres has managed since its founding the investment portfolios of high net worth individuals, endowments, pensions, and common trust funds. Martindale Andres currently has over $2.55 billion under management.

     GGA, One Keystone Plaza, North Front and Market Streets, Harrisburg, Pennsylvania 17105, was organized in August 1998 and is a wholly owned subsidiary of Keystone.

THE PROPOSED ADVISORY AND SUB-ADVISORY AGREEMENTS

     A vote to approve the Plan would also have the effect of approval of the proposed Advisory Agreement between Governor on behalf of each Acquiring Series and GGA and the proposed Sub-Advisory Agreement between GGA and Martindale Andres.

     The proposed Advisory Agreement for each Acquiring Series is substantially identical to the Investment Advisory Agreement in place currently between Martindale Andres and the Group with respect to each Acquired Series, except for the names of the parties, the date and term, the removal of a provision concerning state expense limit rules that are no longer applicable to registered investment companies, the addition of provisions permitting GGA to delegate portfolio responsibilities to Martindale Andres and technical changes to reflect the fact that Governor is a Delaware, rather than an Ohio, business trust. The fee rates contained in the proposed Advisory Agreement are the same as those in the current Investment Advisory Agreement with respect to each of the Funds. The forms of the proposed Advisory Agreement and Sub-Advisory Agreement are set forth as Exhibits B and C, respectively, to this Proxy Statement. Information regarding the current and proposed Advisory and Sub-Advisory Agreements is set forth below.

     Under the current Investment Advisory Agreement, dated as of July 9, 1996, as amended as of April 6, 1998 between the Group and Martindale Andres, and both the proposed Advisory Agreement between Governor and GGA, and the proposed Sub-Advisory Agreement between GGA and Martindale Andres, each with respect to the

Funds ("Agreements"), Martindale Andres agrees to provide the Funds with investment advisory services, including the selection of brokers and dealers to execute portfolio transactions.

     In exchange for the services provided under the Agreements, each Fund pays Martindale Andres (under the current Investment Advisory Agreement) or GGA (under the proposed Advisory Agreement (each, the "Adviser"), a fee which is computed daily and payable monthly at the following annual rates based on the average daily net assets of the Fund: (1) for the Prime Money Market Fund and the Treasury Money Market Fund, forty one-hundredths of one percent (0.40%); (2) for each of the Pennsylvania Bond Fund, the Income Fund and the Government Securities Fund, sixty one-hundredths of one percent (0.60%); (3) for the Established Growth Fund, seventy-five one-hundredths of one percent (0.75%); (4) for the Aggressive Growth Fund, one percent (1.00%); and (5) for the Emerging Growth Fund, one hundred and twenty-five one-hundredths of one percent (1.25%). Out of these fees, the Adviser pays its expenses of providing its services to the Funds (except the costs of the Funds' securities and related transaction costs). In addition, out of such fees, GGA will pay the fees of Martindale Andres under the proposed Sub-Advisory Agreement.

     Each Agreement provides that, unless sooner terminated, it will continue in effect with respect to a Fund for two years and from year to year thereafter provided it is approved after such two year period and at least annually thereafter by the Trustees or by vote of a majority of the outstanding shares of that Fund, and by a majority of the Trustees who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party cast in person at a meeting called for such purpose. The Agreements are terminable at any time with respect to a Fund on 60 days' notice, without penalty, by the Trustees, by vote of a majority of the outstanding shares of that Fund, or by the Adviser. The Agreements also terminate automatically upon assignment, as defined in the 1940 Act.

     Each Agreement  provides that the Adviser (or Sub-Adviser,  as the case may
be) shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser (or Sub-Adviser, as the case may be) in the performance of its duties, or from reckless disregard by the Adviser (or Sub-Adviser, as the case may be) of its duties and obligations thereunder.

     Each Agreement contains a notice that the obligations of the Trust are not personally binding on shareholders, or the Trustees or officers of the Trust, but bind only the assets of the particular Fund. Each of the current Investment Advisory Agreement and the proposed Advisory Agreement also contains an acknowledgment by the Trust of the Adviser's property rights to the name "KeyPremier" or "Governor", as the case may be, and an agreement by the Adviser permitting the Funds, on a non-exclusive, royalty-free basis, to use such name so long as the Agreement is in effect. At such time as the current or proposed Agreement is no longer in effect, the Adviser may require the Funds to cease using their respective name.

DETERMINATIONS BY THE TRUSTEES

     The current Advisory Agreement, dated as of July 9, 1996, was last approved by the Trustees of the Group on May 14, 1998. The proposed Advisory Agreement and the proposed Sub-Advisory Agreement were approved by the Trustees of Governor, including all of the independent Trustees, on October 5, 1998.

                       THE BOARD OF TRUSTEES OF THE GROUP,
                       INCLUDING THE INDEPENDENT TRUSTEES,
                         UNANIMOUSLY RECOMMEND APPROVAL
                                 OF PROPOSAL I.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth certain information as of October 28, 1998, for each of the Funds with respect to each person or group known by the Group to be the beneficial owner of more than 5% of any class of the Funds' outstanding voting securities:


Shares of the               Keystone Financial, Inc.     147,780,820(1) 60.49%
Prime Money Market Fund     1315 Eleventh Avenue
                            P. O. Box 2450
                            Altoona, PA 16601
Shares of the               Keystone Financial, Inc.      10,299,279(1) 97.30%
Pennsylvania Bond Fund      1315 Eleventh Avenue
                            P. O. Box 2450
                            Altoona, PA 16601
Shares of the               Keystone Financial, Inc.      18,122,232(1) 97.82%
Established Growth Fund     1315 Eleventh Avenue
                            P. O. Box 2450
                            Altoona, PA 16601
Shares of the               Keystone Financial, Inc.      26,744,547(1) 94.87%
Income Fund                 1315 Eleventh Avenue
                            P. O. Box 2450
                            Altoona, PA 16601
Shares of                   Keystone Financial, Inc.      11,878,272(1) 96.15%
Aggressive Growth Fund      1315 Eleventh Avenue
                            P. O. Box 2450
                            Altoona, PA 16601
Shares of the               Keystone Financial, Inc.      14,638,720(1) 73.96%
Treasury Money Market       1315 Eleventh Avenue
Fund                        P. O. Box 2450
                            Altoona, PA 16601
Shares of the               Keystone Financial, Inc.       3,349,131(1) 98.76%
Government Securities       1315 Eleventh Avenue
Fund                        P. O. Box 2450
                            Altoona, PA 16601
Shares of the               Keystone Financial, Inc.         723,099(1) 88.42%
Emerging Growth Fund        1315 Eleventh Avenue
                            P. O. Box 2450
                            Altoona, PA 16601



(1) The designated beneficial owner possesses on behalf of its underlying accounts voting or investment power with respect to these Shares.

OTHER MATTERS

     The Board does not currently know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters come properly before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

     The Funds do not hold annual or regular meetings of their shareholders. Proposals of shareholders which are intended to be presented at a future shareholders' meeting must be received by the Funds by a reasonable time prior to the Funds' solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders' meeting.

                                        By Order of the Trustees,

                                        /s/ George L. Stevens
                                        George L. Stevens, Secretary

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     Agreement and Plan of Reorganization ("Agreement") dated as of October 5, 1998, by and between The Sessions Group, an Ohio business trust ("Group"), and Governor Funds, a Delaware business trust ("Funds"). For purposes of Section 5 hereof, the Agreement is also between Group and Funds on the one hand, and BISYS Fund Services Limited Partnership, an Ohio limited partnership ("BISYS"), on the other hand.

     WHEREAS, Group is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end investment company of the management type and has issued and outstanding shares of beneficial interest of one class, without par value, of several series, including the following eight series:
KeyPremier Prime Money Market Fund ("Group Prime Money Market Fund"), KeyPremier Pennsylvania Municipal Bond Fund ("Group Municipal Bond Fund"), KeyPremier Established Growth Fund ("Group Growth Fund"), KeyPremier Intermediate Term Income Fund ("Group Income Fund"), KeyPremier Aggressive Growth Fund ("Group Aggressive Growth Fund"), KeyPremier U.S. Treasury Obligations Money Market Fund ("Group Treasury Money Market Fund"), KeyPremier Limited Duration Government Securities Fund ("Group Limited Duration Fund"), and KeyPremier Emerging Growth Fund ("Group Emerging Growth Fund," and, together with Group's other seven series named above, the "Acquired Series"); and

     WHEREAS, On or before the Exchange Date (as defined below) Funds is expected to become registered under the 1940 Act as an open-end investment company of the management type, and is expected to have issued and outstanding a nominal number of shares of beneficial interest of one class, par value $.0001 per share, known as Investor Shares ("Investor Shares") of the following seven series: Pennsylvania Municipal Bond Fund ("Funds Municipal Bond Fund"), Established Growth Fund ("Funds Growth Fund"), Intermediate Term Income Fund ("Funds Income Fund"), Aggressive Growth Fund ("Funds Aggressive Growth Fund"), U.S. Treasury Obligations Money Market Fund ("Funds Treasury Money Market Fund"), Limited Duration Government Securities Fund ("Funds Limited Duration Fund") and Emerging Growth Fund ("Funds Emerging Growth Fund"), and shares of beneficial interest of two classes, par value $.0001 per share, known as Investor Shares and S Shares, of the following series: Prime Money Market Fund ("Funds Money Market Fund" and, together with each of Funds' other seven series named above, the "Acquiring Series"); and

     WHEREAS, Each of the Acquired Series plans to transfer all assets belonging to such series, and to assign all of the liabilities belonging to such series, to the corresponding Acquiring Series, in exchange for Investor Shares of the corresponding Acquiring Series ("Acquiring Series Shares"), followed by the constructive distribution of the Acquiring Series Shares by each Acquired Series to the shareholders of the Acquired Series in connection with the dissolution of the Acquired Series, all upon the terms and provisions of this Agreement (individually and together, the "Reorganization"); and

     WHEREAS, The Acquired Series and the Acquiring Series correspond to one another as follows: Group Prime Money Market Fund corresponds to Funds Prime Money Market Fund, Group Municipal Bond Fund corresponds to Funds Municipal Bond Fund, Group Growth Fund corresponds to Funds Growth Fund, Group Income Fund corresponds to Funds Income Fund, Group Aggressive Growth Fund corresponds to Funds Aggressive Growth Fund, Group Treasury Money Market Fund corresponds to Funds Treasury Money Market Fund, Group Limited Duration Fund corresponds to Funds Limited Duration Fund and Group Emerging Growth Fund corresponds to Funds Emerging Growth Fund; and

     WHEREAS, BISYS has agreed to be responsible for all of the direct and indirect fees, costs and expenses of the Reorganization; and

     WHEREAS, This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"), for each Acquired Series and its corresponding Acquiring Series; and

     WHEREAS, The trustees of Group have determined that the Reorganization is in the best interests of Group, and that the interests of its shareholders will not be diluted as a result thereof; and

     WHEREAS, The trustees of Funds have determined that the Reorganization is in the best interests of Funds and that the interests of its shareholders will not be diluted as a result thereof;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto covenant and agree as follows:

     1. Plan of Reorganization and Liquidation.

          (a) TRANSFER OF ASSETS, ASSUMPTION OF LIABILITIES. Subject to the prior approval of shareholders of the Acquired Series and to the other terms and conditions contained herein (including the condition that each Acquired Series shall distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 9(h) herein), Group agrees to assign, convey, transfer and deliver to the Acquiring Series, and the Acquiring Series agree to acquire from Group on the Exchange Date (as defined below), all of the Investments (as defined below), cash and other assets of the Acquired Series in exchange for that number of full and fractional Acquiring Series Shares of the Acquiring Series having an aggregate net asset value equal to the value of all assets of the Acquired Series transferred to the Acquiring Series, as provided in
     Section 4, less the liabilities of the Acquired Series assumed by the Acquiring Series.

          (b) ASSETS ACQUIRED. The assets to be acquired by the Acquiring Series from Group shall consist of all of Acquired Series' property, including, without limitation, all Investments (as defined below), cash and dividends or interest receivables which are owned by the Acquired Series and any deferred or prepaid expenses shown as an asset on the books of the Acquired Series as of the Valuation Time described in Section 4.

          (c) LIABILITIES ASSUMED. Prior to the Exchange Date the Acquired Series will endeavor to discharge or cause to be discharged, or make provision for the payment of, all of the known liabilities and obligations of the Acquired Series. The Acquiring Series shall assume all liabilities, expenses, costs, charges and reserves of the Acquired Series, contingent or otherwise, reflected in the unaudited statement of assets and liabilities of the Acquired Series as of the Valuation Time, prepared by or on behalf of Group in accordance with generally accepted accounting principles consistently applied from and after June 30, 1998, and shall not assume any other liabilities, whether absolute or contingent, nor reflected therein.

          (d) LIQUIDATION AND DISSOLUTION. Upon consummation of the transactions described in Section 1(a), 1(b), and 1(c) above, each of the Acquired Series shall constructively distribute in complete liquidation to its shareholders of record as of the Exchange Date the Acquiring Series Shares received by it, each Acquired Series shareholder of record being entitled constructively to receive that number of Acquiring Series Shares equal to the proportion which the number of shares of beneficial interest, without par value, of the Acquired Series held by such shareholder bears to the total number of such shares of the Acquired Series outstanding on such date, and shall take such further action as may be required, necessary or appropriate under Group's Declaration of Trust, Ohio law and the Code to effect the complete liquidation and dissolution of the Acquired Series. Group will fulfill all reporting requirements under the 1940 Act regarding the Acquired Series, both before and after the Reorganization.

     2. Representations, Warranties and Agreements of Group. Group represents and warrants to and agrees with Funds and the Acquiring Series that:

          (a) Group is an Ohio business trust, validly existing under the laws of the State of Ohio and has the power and authority to own all of its properties and assets and to carry out its obligations under this Agreement.

          (b) Group is registered under the 1940 Act as an open-end investment company of the management type, and such registration has not been revoked or rescinded and is in full force and effect. Group has elected to qualify and has qualified each of the Acquired Series as a regulated investment company under Part I of Subchapter M of the Code as of and since its first taxable year, and each such Acquired Series qualifies, and intends to continue to qualify as a regulated investment company for its taxable year ending upon its liquidation. Each Acquired Series has been a regulated investment company under such sections of the Code at all times since its inception.

          (c) The statements of assets and liabilities, including the schedules of portfolio investments as of June 30, 1998, and the related statements of operations for the year then ended, and statements of changes in net assets for each of the two years (or such shorter period as the Fund shall have operated) in the period then ended, for the Acquired Series, such statements having been audited by KPMG Peat Marwick LLP, independent auditors of the Acquired Series, have been furnished to Funds. Such statements of assets and liabilities fairly present the financial position of the Acquired Series as of such date and such statements of operations and changes in net assets fairly reflect the results of operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles, and there are no known material liabilities of the Acquired Series as of such date which are not disclosed therein.

          (d) The Prospectuses of the Acquired Series dated October 31, 1997 and April 6, 1998, respectively, as supplemented to date, and to be amended to include June 30, 1998, audited financial statements and information (together the "Acquired Series Prospectus"), and their related Statements of Additional Information of even dates therewith, in the forms filed and to be filed under the Securities Act of 1933, as amended ("1933 Act") with the Securities and Exchange Commission ("Commission") and previously furnished and to be furnished to Funds, did not as of their dates, do not as of the date hereof and will not as of their new dates contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e) Except as may have been previously disclosed in writing to Funds, there are no material legal, administrative or other proceedings pending or, to the knowledge of Group, threatened against Group or the Acquired Series.

          (f) There are no material contracts outstanding to which Group, on behalf of the Acquired Series, is a party, other than as disclosed in the Acquired Series Prospectus and the corresponding Statements of Additional Information, and there are no such contracts or commitments (other than this Agreement) which will be terminated with liability to Group on behalf of the Acquired Series on or prior to the Exchange Date.

          (g) The Acquired Series have no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to the Acquired Series on their statement of assets and liabilities at June 30, 1998 and those incurred in the ordinary course of the Group's business as an investment company since that date.

          (h) As used in this Agreement, the term "Investments" shall mean the Acquired Series investments shown on the statement of assets and liabilities at June 30, 1998 referred to in Section 2(g) hereof, as supplemented with such changes as Group has made after June 30, 1998 in the ordinary course of its business.

          (i) Group has filed or will file all federal and state tax returns which, to the knowledge of Group's officers, are required to be filed by Group and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Group. All tax liabilities of Group have been adequately provided for on its books, and no tax deficiency or liability of Group has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          (j) As of both the Valuation Time and the Exchange Date and except for shareholder approval and otherwise as described in Section 2(1), Group will have full right, power and authority to assign, transfer and deliver the Investments and any other of the Acquired Series assets and liabilities to be transferred to Funds and the Acquiring Series pursuant to this Agreement. On the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, Funds and the Acquiring Series will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of Group and, except as described in Section 2(k), without any restrictions upon the transfer thereof.

          (k) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Group or Funds, except as previously disclosed to Funds by Group prior to the date hereof.

          (l) No consent, approval, authorization or order of any court or governmental authority is required to be obtained by Group in order to permit the consummation of the transactions contemplated by this Agreement, except such as may be required under the Securities Exchange Act of 1934, as amended (the "1934 Act"), 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) and state business trust laws.

          (m) Group will call a Special Meeting of Shareholders of the Acquired Series ("Special Meeting") to consider and act upon this Agreement, the Reorganization and related matters. In connection with such meeting, Group will solicit proxies from its Acquired Series shareholders pursuant to proxy solicitation materials complying in all material respects with the 1934 Act and the Rules and Regulations of the Commission thereunder ("1934 Act Regulations") and the 1940 Act and the Rules and Regulations of the Commission thereunder ("1940 Act Regulations").

          (n) Group's registration statement on Form N-1A (the "Group Registration Statement") under the 1933 Act and the 1940 Act, as of the date hereof and as of the Exchange Date, (i) comply and will comply in all material respects with the provisions of the 1933 Act and the Rules and Regulations of the Commission thereunder (the "1933 Act Regulations") and the 1940 Act and the 1940 Act Regulations, and (ii) do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     3. Representations, Warranties and Agreements of Funds. Funds represents and warrants to and agrees with Group and the Acquired Funds that:

          (a) Funds is a business trust validly existing under the laws of the State of Delaware and has the power and authority under Delaware law to carry on the business of an investment company and to carry out its obligations under this Agreement.

          (b) On or before the Exchange Date Funds will be registered under the 1940 Act as an open-end investment company of the management type. On or before such date, the Funds' Registration Statement under the 1933 Act on Form N-1A (the "Funds Registration Statement"), shall have been declared effective by the Commission. The Acquiring Series expect to qualify as regulated investment companies under Part I of Subchapter M of the Code.

          (c) The Acquiring Series will have no assets or liabilities as of the Valuation Time.

          (d) Except as may have been previously disclosed in writing to Group, there are no material legal, administrative or other proceedings pending or, to the knowledge of Funds, threatened against Funds or the Acquiring Series, which assert liability on the part of Funds or the Acquiring Series.

          (e) There are no material contracts outstanding to which Funds or the Acquiring Series is a party, other than this Agreement and material contracts disclosed in the Funds Registration Statement.

          (f) Funds and the Acquiring Series will file all federal and state tax returns which, to the knowledge of Funds' officers, are required to be filed by Funds and the Acquiring Series and will pay all federal and state taxes shown to be due on such returns or on any assessments received by Funds or the Acquiring Series.

          (g) No consent, approval, authorization or order of any governmental authority is required to be obtained by Funds in order to permit the consummation of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1940 Act or state securities or blue sky laws.

          (h) As of both the Valuation Time and the Exchange Date and otherwise as described in Section 3(g), Funds and the Acquiring Series will have full right, power and authority to acquire the Investments and any other assets and assume the liabilities of the Acquired Series to be transferred to the Acquiring Series pursuant to this Agreement.

          (i) At the time the Funds Registration Statement becomes effective and as of the Exchange Date, the Funds Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act and the 1993 Act Regulations and the 1940 Act and the 1940 Act Regulations, and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (j) Funds has no plan or intention to issue additional Fund shares following the Reorganization except for shares issued in the ordinary course of the Funds' business as an open-end investment company; nor does Funds have any plan or intention to redeem or otherwise reacquire any Acquiring Series Shares issued to Acquired Series shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business. Funds will actively continue the Acquired Series' business in the same manner that the Acquired Series conducted it immediately before the Reorganization and has no plan or intention to sell or otherwise dispose of any of the assets to be acquired by the Acquiring Series in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of each Acquiring Series as a regulated investment company under Subchapter M of the Code.

          (k) The Acquiring Series Shares to be issued by Funds have been duly authorized and when issued and delivered by Funds and the Acquiring Series to Group for the benefit of the Acquired Series pursuant to this Agreement will be legally and validly issued by Funds and will be fully paid and nonassessable, and no shareholder of Funds will have any preemptive right of subscription or purchase in respect thereof.

          (l) The issuance of Acquiring Series Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws. The Agreement and the Reorganization contemplated therein will not result in any offer, offer to sell, offer for sale or sale by Funds of the Acquiring Series Shares to the Group and the Acquired Series shareholders under the 1933 Act and Funds need not register the Acquiring Series Shares for sale under the 1933 Act on Form N-14, or otherwise.

          (m) Each Acquiring Series, upon filing of its first income tax return at the completion of its first taxable year, will elect to be a regulated investment company and until such time will take all steps reasonably necessary to ensure its qualification as a regulated investment company.

     4. Exchange Date; Valuation Time. On the Exchange Date, Funds will deliver to Group a number of Acquiring Series Shares having an aggregate net asset value equal to the value of the assets of Acquired Series acquired by the Acquiring Series, less the value of the liabilities of Acquired Series assumed, determined as hereafter provided in this Section 4.

          (a) The net assets of each Acquired Series will be computed as of the Valuation Time, using the valuation procedures set forth in the Acquired Series Prospectus.

          (b) The net asset value of each of the Acquiring Series Shares will be determined to the nearest full cent as of the Valuation Time, and shall be set at the net asset value per share of the corresponding Acquired Series as of the Valuation Time.

          (c) The Valuation Time shall be 4:00 P.M., Eastern Standard Time, on January 31, 1999, or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

          (d) The Acquiring Series shall issue its Acquiring Series Shares to Group on one share deposit receipt registered in the name of Group. Group shall constructively distribute in liquidation the Acquiring Series Shares received by it hereunder pro rata to its shareholders by redelivering such share deposit receipt to Funds' transfer agent, which will as soon as practicable make such modifications to the accounts for each Funds shareholder as may be necessary and appropriate to reflect the ownership of the Acquiring Series Shares.

          (e) The Acquiring Series shall assume all liabilities of the corresponding Acquired Series, whether accrued or contingent, described in subsection 1(c) hereof in connection with the acquisition of assets and subsequent dissolution of the Acquired Series or otherwise, except that recourse for assumed liabilities relating to an Acquired Series shall be limited to the corresponding Acquiring Series.

     5. Expenses, Fees, etc. Neither Group or the Acquired Series, nor Funds or the Acquiring Series, will be responsible for any of the direct or indirect fees, costs or expenses of the Reorganization. Proxy solicitation and other costs associated with Group's Special Meeting, professional fees and expenses in connection with the preparation and closing of the Agreement and Reorganization and in connection with the preparation of an exemption application to be filed with the Commission in connection with the Reorganization (as described in Section 8(i)), organization expenses of Funds and the Acquiring Series, trustees and officers tail insurance to be purchased by Group in connection with the Reorganization, and all other direct and indirect fees, costs and expenses of the Reorganization, shall be assumed and paid by BISYS.

     6. Exchange Date. Delivery of the assets of the Acquired Series to be transferred, assumption of the liabilities of the Acquired Series to be assumed, and the delivery of Acquiring Series Shares to be issued shall be made at the offices of the Group, 3435 Stelzer Road, Columbus, Ohio as of February 1, 1999, or at such other time, date, and location agreed to by Group and Funds, the date and time as of which such delivery is to take place being referred to herein as the "Exchange Date."

     7. Special Meeting of Shareholders; Dissolution.

          (a) Group agrees to call the Special Meeting as soon as is practicable for the purpose of authorizing and approving this Agreement (including the liquidation and dissolution of the Acquired Series), and it shall be a condition to the obligations of each of the parties hereto that the holders of shares of beneficial interest, without par value, of each of the Acquired Series shall have approved this Agreement, and the transactions contemplated herein, including the liquidation and dissolution of the Acquired Series, in the manner required by law and Group's Declaration of Trust at such a meeting on or before the Valuation Time.

          (b) Group agrees that the liquidation and dissolution of the Acquired Series will be effected in the manner provided in Group's Declaration of Trust and in accordance with applicable law, and that it will not make any constructive distribution of any Acquiring Series Shares to the shareholders of Acquired Series without first paying or adequately providing for the payment of all of Acquired Series' known debts, obligations and liabilities.

          (c) Each of Group and Funds will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1934 Act and 1940 Act and the 1934 Act Regulations and 1940 Act Regulations to be set forth in the proxy solicitation materials to be prepared by Group and utilized in connection with the Special Meeting.

     8. Conditions of Group's Obligations. The obligations of Group and the Acquired Series hereunder shall be subject to the following conditions:

          (a) This Agreement shall have been authorized and the transactions contemplated hereby, including the liquidation and dissolution of the Acquired Series, shall have been approved by the trustees and shareholders of Group, and by the trustees of Funds, in the manner required by law.

          (b) Funds shall have executed and delivered to Group an Assumption of Liabilities dated as of the Exchange Date pursuant to which the Acquiring Series will assume all of the liabilities, expenses, costs, charges and reserves of the Acquired Series described in Section 1(c) hereof in connection with the transactions contemplated by this Agreement; provided that recourse for assumed liabilities relating to an Acquired Series shall be limited to the corresponding Acquiring Series.

          (c) As of the Valuation Time and as of the Exchange Date, all representations and warranties of Funds made in this Agreement are true and correct in all material respects as if made at and as of such dates, Funds and the Acquiring Series have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to each of such dates, and Funds shall have furnished to Group a statement, dated the Exchange Date, signed by Fund's President (or any Vice President) and Treasurer (or other financial officer) certifying those facts as of such dates.

          (d) There shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement, and Funds shall have furnished to Group a statement, dated the Exchange Date and signed by an authorized officer of the Funds, certifying this to be the case.

          (e) Group shall have received an opinion of Drinker Biddle & Reath LLP, in form reasonably satisfactory to Group and dated the Exchange Date, to the effect that (i) Funds is a business trust validly existing under the laws of the State of Delaware, (ii) the Acquiring Series Shares to be
     delivered to Group as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Funds and no shareholder of Funds has any preemptive right to subscription or purchase in respect thereof, (iii) this Agreement has been duly authorized, executed and delivered by Funds, and assuming due authorization, execution and delivery of this Agreement by Group, is a valid and binding obligation of Funds enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Funds' Declaration of Trust or its By-Laws or any provision of any agreement known to such counsel to which Funds or the Acquiring Series is a party or by which it is bound, (v) to the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority is required to be obtained by Funds in order to permit the consummation by Funds or the Acquiring Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and 1940 Act and such as may be required under state securities or blue sky laws or as may be required under state business trust laws. In rendering such opinion Drinker Biddle & Reath LLP may rely on certain reasonable assumptions and certifications of fact received from Group and Funds.

          (f) Group shall have received an opinion of Drinker Biddle & Reath LLP, addressed to Group and each Acquired Series, and in a form reasonably satisfactory to Group dated the Exchange Date, with respect to the matters specified in Section 9(e) of this Agreement. In rendering such opinion Drinker Biddle & Reath LLP may rely on certain reasonable assumptions and certifications of fact received from Group, Funds and certain of their shareholders.

          (g) All necessary proceedings required to be taken by Funds by this Agreement have been taken and all documents incidental thereto reasonably shall be satisfactory in form and substance to Group.

          (h) The Funds Registration Statement shall have become effective under the 1933 Act, Funds shall be eligible to sell its securities under applicable Blue Sky provisions, and no stop order suspending such effectiveness or right to sell shall have been instituted or, to the knowledge of Funds, contemplated by the Commission or any state regulatory authority.

          (i) Group and Funds shall have received from the Commission, if necessary, a written order of exemption, satisfactory in form and substance to Group and Funds, exempting the Reorganization from the provisions of
     Section 17(a) of the 1940 Act.

          (j) Funds shall have taken all necessary action so that it shall be a registered open-end management investment company under the 1940 Act.

          (k) Group shall have secured a policy of trustees and officers tail insurance reasonably satisfactory to Group.

     9. Conditions of Funds' Obligations. The obligations of Funds and the Acquiring Series hereunder shall be subject to the following conditions:

          (a) This Agreement shall have been authorized and the transactions contemplated hereby, including the liquidation and dissolution of the Acquired Series, shall have been approved by the trustees and shareholders of Group, and the trustees of Funds, in the manner required by law.

          (b) As of the Valuation Time and as of the Exchange Date, all representations and warranties of Group made in this Agreement are true and correct in all material respects as if made at and as of such dates, Group has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to each of such dates, and Group shall have furnished to Funds a statement, dated the Exchange Date, signed by Group's President (or any Vice President) and Treasurer (or other financial officer) certifying those facts as of such dates.

          (c) There shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement, and Group shall have furnished to Funds a statement, dated the Exchange Date and signed by an authorized officer of Group, certifying this to be the case.

          (d) Funds shall have received an opinion of Baker & Hostetler LLP, in form reasonably satisfactory to Funds and dated the Exchange Date, to the effect that (i) Group is a business trust validly existing under the laws of the State of Ohio, (ii) this Agreement has been duly authorized, executed and delivered by Group and, assuming due authorization, execution and delivery of this Agreement by Funds, is a valid and binding obligation of Group, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles, (iii) Group has power to assign, convey, transfer and deliver the Investments and other assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, Group will have duly assigned, conveyed, transferred and delivered such Investments and other assets to Funds, (iv) the execution and delivery of this Agreement did not and the consummation of the transactions contemplated hereby will not, violate Group's Declaration of Trust or its By-Laws, as amended, or any provision of any agreement known to such counsel to which Group is a party or by which it is bound, and (v) to the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority is required to be obtained by the Group in order to permit the consummation by Group or the Acquired Series of the transactions contemplated herein, except such as have been obtained under the 1934 Act and 1940 Act and such as may be required under state securities or blue sky laws or state business trust laws. In rendering such opinion, Baker & Hostetler LLP may rely upon certain reasonable and customary assumptions and certifications of fact received from Group and Funds.

          (e) Funds shall have received an opinion of Drinker Biddle & Reath LLP, addressed to Funds and each Acquiring Series and in a form reasonably satisfactory to Funds and dated the Exchange Date, to the effect that for Federal income tax purposes (i) the transfer of all or substantially all of Acquired Series' assets in exchange for the Acquiring Series Shares and the assumption by the Acquiring Series of liabilities of Acquired Series will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Acquiring Series and Acquired Series is a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by Acquired Series upon the transfer of the assets of the Acquired Series in exchange for Acquiring Series Shares and the assumption by the Acquiring Series of the liabilities of Acquired Series or upon the constructive distribution of Acquiring Series Shares by Acquired Series to its shareholders in liquidation; (iii) no gain or loss will be recognized by the shareholders of Acquired Series upon the exchange of their shares for Acquiring Series Shares, (iv) the basis of the
     Acquiring Series Shares an Acquired Series shareholder receives in connection with the Reorganization will be the same as the basis of his or her shares exchanged therefor; (v) an Acquired Series shareholder's holding period for his or her Acquiring Series Shares will be determined by including the period for which he or she held Acquired Series shares exchanged therefor, provided that he or she held such shares as capital assets; (vi) no gain or loss will be recognized by the Acquiring Series upon the receipt of the assets of the corresponding Acquired Series in exchange for Acquiring Series Shares and the assumption by the Acquiring Series of the liabilities of the corresponding Acquired Series; (vii) the basis in the hands of the Acquiring Series of the assets of the corresponding Acquired Series transferred to the Acquiring Series will be the same as the basis of the assets in the hands of the corresponding Acquired Series immediately prior to the transfer; and (viii) the Acquiring Series' holding periods of the assets of the corresponding Acquired Series will include the period for which such assets of the corresponding Acquired Series were held by the corresponding Acquired Series. In rendering such opinion, Drinker Biddle & Reath LLP may rely upon certain reasonable and customary assumptions and certifications of fact received from Group, Funds, and certain of their shareholders.

          (f) The Funds Registration Statement shall have become effective under the 1933 Act, Funds shall be eligible to sell its securities under applicable Blue Sky provisions, and no stop order suspending such effectiveness or right to sell shall have been instituted or, to the knowledge of Funds, contemplated by the Commission or any state regulatory authority.

          (g) All necessary proceedings required to be taken by Group by this Agreement have been taken and all documents incidental thereto reasonably be satisfactory in form and substance to Funds.

          (h) Prior to the Exchange Date, each Acquired Series shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income for its taxable year ended June 30, 1998 (computed without regard to any deduction for dividends paid), and all of its net capital gain realized in its taxable year ended June 30, 1998 (after reduction for any capital loss carryover). Unless Group and Acquired Series shall have received an opinion from Drinker Biddle & Reath LLP, in form and substance satisfactory to Group and Acquired Series stating that the Reorganization qualifies as a "reorganization" under Section 368(a)(1)(F) of the Code, on or prior to the Exchange Date, each Acquired Series shall also have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income for the short taxable year beginning on July 1, 1998 and ending on the Valuation Time (computed without regard to any deduction for dividends paid), and all of its net capital gain realized in the short taxable year beginning July 1, 1998 and ending on the Valuation Time (after reduction for any capital loss carryover).

          (i) Group shall have duly executed and delivered to Funds a bill of sale, assignment, certificate and other instruments of transfer ("Transfer Documents") as Funds may deem necessary or desirable to transfer all of Group's entire right, title and interest in and to the Investments and all other assets of the Acquired Series to the Acquiring Series.

          (j) Funds and Group shall have received from the Commission, if necessary, a written order of exemption, satisfactory in form and substance to Funds and Group, exempting the Reorganization from the provisions of
     Section 17(a) of the 1940 Act.

          (k) Funds shall have taken all necessary action so that it shall be a registered open-end management investment company under the 1940 Act.

          (l) Group shall have secured a policy of trustees and officers tail insurance reasonably satisfactory to Funds.

     10. Indemnification.

          (a) Funds shall, subject to Section 17(h) of the 1940 Act and Section 10(b) hereof, and to the maximum extent permitted by Funds' Agreement and Declaration of Trust (as it now exists, but subject to any future expansion of such rights) for a trustee or officer of Funds, indemnify and hold harmless Group's current and former trustees and officers (for purposes of this Section, the "Indemnified Parties"), and advance expenses in connection therewith, against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties who is a current or former trustee or officer may be threatened by reason of their serving as trustees and officers of the Group, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding, made with the prior consent of Funds.

          If any Indemnified Party receives notice of the assertion of any claim with respect to which Funds is or may be obligated to provide indemnification (an "Indemnifiable Claim"), the Indemnified Party shall promptly notify Funds in writing (the "Claim Notice") of the Indemnifiable Claim. Funds shall have 60 days after receipt of the Claim Notice to commence the process through counsel of its own choosing of effecting a settlement or conducting the defense thereof, all at Funds' expense. Each Indemnified Party shall cooperate with Funds in connection with the foregoing. The Indemnified Parties, at their own cost, shall be entitled to monitor Funds' defense of any action and any settlement thereof through separate counsel representing them.

          If (i) Funds fails to employ counsel, (ii) the defendants in any such action include both Funds and an Indemnified Party, and an Indemnified Party has reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to Funds, or (iii) there exists or will exist a conflict of interest between an Indemnified Party and Funds which would make it inappropriate in the reasonable judgment of the Indemnified Party for the same counsel to represent both Funds and the Indemnified Party, such Indemnified Party may elect to be represented by separate counsel and Funds shall pay the reasonable fees and expenses of such counsel.

          If Funds fails to undertake the settlement or defense or fails to pursue such a settlement or defense of an Indemnified Claim in the manner set forth above after having been notified thereof, the Indemnified Party shall have the right to contest, settle or compromise the Indemnifiable Claim in the exercise of its reasonable discretion; provided, however, that the Indemnified Party shall notify Funds of any compromise or settlement of any such Indemnifiable Claim. Funds, in defense of any action assumed by it, shall not, without the consent of each Indemnified Party which received notice of the assertion of a claim against it, consent to entry of any judgment or enter into any settlement or compromise of such action which does not include as an unconditional term thereof the release by the claimant or plaintiff of all such Indemnified Parties of all liability in respect to such claim. Except as provided in the first sentence of this paragraph, Funds shall not be liable under this Agreement if any Indemnified Party consents to entry of judgment, compromise, or settlement of an Indemnified Claim without prior written consent to the terms and conditions of such consent, compromise or settlement.

          (b) Notwithstanding the provisions of Section 10(a), the obligation of Funds to indemnify thereunder shall be limited to the activities, acts or omissions of one or more of the Indemnified Parties directly related to the affairs of the Acquired Series and shall not cover any other activity, act or omission, including, without limitation, those regarding any other present or former series of Group.

     11. Termination. Group and Funds may, by mutual consent of their respective trustees, terminate this Agreement, and Group or Funds, after consultation with counsel and by consent of their respective trustees or an officer authorized by such trustees, may, subject to Section 12 of this Agreement, waive any condition to their respective obligations hereunder.

     12. Sole Agreement; Governing Law; Amendments. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and shall be construed in accordance with and governed by the laws of the State of Ohio.

     This Agreement may be amended at any time by action of the trustees of Group and Funds, notwithstanding approval thereof by the shareholders of the Acquired Series, or a duly authorized officer thereof, provided that no amendment shall have a material adverse effect on the interests of the shareholders of the Acquired Series or of the shareholders of the Acquiring Series.

     If, as a result of a position, whether or not publicly announced, taken by the staff of the Commission, or otherwise, counsel for Funds determines that it would be advisable for Funds to register the Acquiring Series Shares to be offered and sold in connection with the Reorganization contemplated by this Agreement on Form N-14 under the 1993 Act, the parties hereto shall execute an amendment to this Agreement, modifying the representations and warranties set forth in this Agreement to reflect the same and adding such additional representations and warranties as are agreed and as are customary in agreements for the acquisition of the assets subject to liabilities of one registered investment company for shares of another registered investment company.

     13. Agreement and Declaration of Trust. The Sessions Group is a business trust organized under Chapter 1746, Ohio Revised Code and under a Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of Ohio as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The Sessions Group" entered into in the name or on behalf thereof by any of the trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, officers, employees, agents or shareholders of Group personally, but bind only the assets of the Group, as set forth in Section 1746.13(A), Ohio Revised Code, and all persons dealing with any of the series or funds of the Group, such as the Acquired Series, must look solely to the assets of Group belonging to such series or funds for the enforcement of any claims against Group.

     Governor Funds is a business trust organized under the laws of Delaware and under an Agreement and Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of Delaware as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Governor Funds" entered into in the name or on behalf thereof by any of the trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, officers, employees, agents or shareholders of Funds personally but bind only the assets of Funds, and all persons dealing with any of the series or funds of Funds, such as the Acquiring Series, must look solely to the assets of Funds belonging to such series or funds for the enforcement of any claims against Funds.

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                                         THE SESSIONS GROUP

                                         By /s/ WALTER B. GRIMM

                                         Walter B. Grimm, President

                                         GOVERNOR FUNDS

                                         By /s/ LANA V. BURKHARDT

                                         Lana V. Burkhardt, President

                                         For Purposes of Section 5 Only

                                         BISYS Fund Services Limited
                                         Partnership,
                                         By BISYS Fund Services, Inc.,
                                         General Partner

                                         By /s/ MICHAEL D. BURNS

                                         Michael D. Burns

                                    EXHIBIT B

                          INVESTMENT ADVISORY AGREEMENT

     This Agreement is made as of            , 1998, by and between GOVERNOR
FUNDS, a Delaware business trust (the "Trust"), and GOVERNORS GROUP ADVISORS, INC., a Delaware corporation (the "Advisor").

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Trust desires to retain the Advisor to provide, or to arrange for the provision of, investment advisory services to twelve newly created investment portfolios of the Trust and may retain the Advisor to serve in such capacity to certain additional investment portfolios of the Trust, all as now or hereafter may be identified in Schedule A hereto (such new investment portfolios and any such additional investment portfolios together called the "Funds") and the Advisor represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws (including the Glass-Steagall Act) and regulations;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     SECTION 1. Appointment. The Trust hereby appoints the Advisor to act as Advisor to the Funds for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

     SECTION 2. Delivery of Documents. The Trust has furnished the Advisor with copies properly certified or authenticated of each of the following:

          (a) the Trust's Declaration of Trust (such Declaration of Trust, as presently in effect and as it shall from time to time be amended and restated, is herein called the "Declaration of Trust");

          (b) the Trust's By-Laws and any amendments thereto;

          (c) resolutions of the Trust's Board of Trustees authorizing the appointment of the Advisor and approving this Agreement;

          (d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on October 1, 1998 and all amendments thereto;

          (e) all of the Trust's procedures and guidelines and all resolutions of the Trust's Board relevant to the services to be provided by the Advisor hereunder;

          (f) the Trust's Registration Statement on Form N-lA under the Securities Act of 1933, as amended ("1933 Act"), (File No. 333-65213), and under the 1940 Act as filed with the Securities and Exchange Commission and the most recent amendment thereto; and

          (g) the most recent Prospectus and Statement of Additional Information of each of the Funds (such Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus").

     The Trust will furnish the Advisor from time to time with copies of all amendments of or supplements to the foregoing.

     SECTION 3. Management. Subject to the supervision of the Trust's Board of Trustees, the Advisor will provide a continuous investment program for each of the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Advisor will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds and will implement such determinations through the placement, in the name of the Funds, of orders for the execution of portfolio transactions with or through such brokers or dealers as it may select. The Advisor will provide the services under this Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions as stated in the Prospectus, as the same may be amended, supplemented or restated from time to time, and resolutions of the Trust's Board of Trustees.

     In fulfilling its responsibilities hereunder, the Advisor further agrees that it will:

          (a) use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          (b) conform with all applicable Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Advisor;

          (c) not make loans to any person to purchase or carry shares of beneficial interest in the Trust or make loans to the Trust;

          (d) place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Advisor will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. In assessing the best execution available for any transaction, the Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Consistent with this obligation, the Advisor may, in its discretion and to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Funds and/or other accounts over which the Advisor exercises investment discretion. Subject to the review of the Trust's Board of Trustees from time to time with respect to the extent and continuation of the policy, the Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the accounts as to which it exercises investment discretion. In placing orders with brokers and dealers, consistent with applicable laws, rules and regulations, the Advisor may consider the sale of shares of the Trust. Except as otherwise permitted by applicable laws, rules and regulations, in no instance will portfolio securities be purchased from or sold to BISYS Fund Services Ohio Inc., the Advisor or any affiliated person of the Trust, BISYS Fund Services Ohio Inc. or the Advisor. In executing portfolio transactions for any Fund, the Advisor may, but shall not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Advisor will allocate the securities so purchased or sold, and the expenses incurred in the transaction, pursuant to any applicable law or regulation and in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients.

          (e) will maintain all books and records with respect to the securities transactions of the Funds and will furnish the Trust's Board of Trustees such periodic and special reports as the Board may request;

          (f) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Funds and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust; and

          (g) will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Funds, the Advisor's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's account are customers of the Advisor or of its parents, subsidiaries or affiliates. In dealing with such customers, the Advisor and its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust.

     SECTION 4. Sub-Advisor. It is understood that the Advisor may from time to time employ or associate with itself such person or persons as the Advisor believes to be fitted to assist it in the performance of this Agreement (each a "Sub-Advisor"); provided, however, that the compensation of such person or persons shall be paid by the Advisor and that the Advisor shall be as fully responsible to the Trust for the acts and omissions of any such person as it is for its own acts and omissions; and provided further, that the retention of any Sub-Advisor shall be approved as may be required by the 1940 Act. In the event that any Sub-Advisor appointed hereunder is terminated, the Advisor may provide investment advisory services pursuant to this Agreement to the Funds without further shareholder approval.

     SECTION 5. Services Not Exclusive. The Advisor will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided herein or authorized by the Board from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed its agent. The investment management services furnished by the Advisor hereunder are not to be deemed exclusive, and the Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     SECTION 6. Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Advisor further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

     SECTION 7. Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

     SECTION 8. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each of the Funds will pay the Advisor and the Advisor will accept as full compensation therefor a fee as set forth on Schedule A hereto. The obligations of the Funds to pay the above-described fee to the Advisor will begin as of the respective dates of the initial public sale of shares in the Funds; provided, however, that the Advisor may from time to time waive some or all of such fees until such time as it notifies the Trust that it has terminated such waiver. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be prorated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

     For the purpose of determining fees payable to the Advisor, the value of the net assets of a particular Fund shall be computed in the manner described in the Trust's Declaration of Trust or in the Prospectus or Statement of Additional Information respecting that Fund as from time to time is in effect for the computation of the value of such net assets in connection with the determination of the liquidating value of the shares of such Fund.

     SECTION 9. Limitation of Liability. Notwithstanding anything herein to the contrary, the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     SECTION 10. Duration and Termination. This Agreement will become effective as of the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement or post-effective amendment to a registration statement relating to that Fund becomes effective with the Securities and Exchange Commission and Schedule A hereto is amended to add such
Fund), provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until , 2000.

     Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of twelve months each ending on of each year, provided such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding Shares of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days' written notice to the other party, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Advisor. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.)

     SECTION 11. Advisor's Representations. The Advisor hereby represents that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable laws and regulations, including but not limited to the Glass-Steagall Act and the regulations promulgated thereunder.

     SECTION 12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     SECTION 13. Name. The Trust hereby acknowledges that the name "Governor(s)" is a property right of the Advisor. The Advisor agrees that the Trust and the Funds may, so long as this Agreement remains in effect, use "Governor(s)" as part of its name. The Advisor may permit other persons, firms or corporations, including other investment companies, to use such name and may, upon termination of this Agreement, require the Trust and the Funds to refrain from using the name "Governor(s)" in any form or combination in its name or in its business or in the name of any of its Funds, and the Trust shall, as soon as practicable following its receipt of any such request from the Advisor, so refrain from using such name.

     SECTION 14. Year 2000 Compliant. The Advisor represents and warrants that all services rendered and all computer systems used in the performance of the Advisor's obligations under this Agreement shall be Year 2000 Compliant. "Year 2000 Compliant" means that the services and systems are designed to and shall:

          (a) operate in the year 2000 and later with four digit year date capability;

          (b) operate fault-free in the processing of date and date-dependent data before, during and after January 1, 2000, including but not limited to accepting date input, providing date output, and performing date calculations, comparison and sequencing;

          (c) function accurately and without interruption before, during, and after January 1, 2000, without any adverse effect on operations and associated with the advent of the new century;

          (d) store and provide output of date information in ways that are unambiguous as to century.

     The representations and warranties contained herein may not be disclaimed or limited by operation of law.

     SECTION 15. Limitation of Liability of the Trustees and Shareholders. Governor Funds is a business trust organized under Delaware law and under a Declaration of Trust, to which reference is hereby made and a copy of which is on file at the Office of the Secretary of State of Delaware as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Governor Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any of the Funds of the Trust must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

     SECTION 16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act of 1940, as amended, or any rule or regulation of the Securities and Exchange Commission thereunder. This Agreement may be executed in two or more counterparts which together shall constitute a single Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                         GOVERNOR FUNDS

                                         By:


                                         Name:


                                         Title:


                                         GOVERNORS GROUP ADVISORS, INC.

                                         By:


                                         Name:


                                         Title:


                                                       Dated:            , 1998

                                   SCHEDULE A
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                           BETWEEN GOVERNOR FUNDS AND
                         GOVERNORS GROUP ADVISORS, INC.
                               DATED AS OF , 1998


            NAME OF FUND                         COMPENSATION*                      DATE
            ------------                         -------------                      ----

Prime Money Market Fund               Annual Rate of .40% of such Fund's           , 1998
                                      average daily net assets
Pennsylvania Municipal Bond Fund      Annual Rate of .60% of such Fund's           , 1998
                                      average daily net assets
Established Growth Fund               Annual Rate of .75% of such Fund's           , 1998
                                      average daily net assets
Intermediate Term Income Fund         Annual Rate of .60% of such Fund's           , 1998
                                      average daily net assets
Aggressive Growth Fund                Annual Rate of 1.00% of such Fund's          , 1998
                                      average daily net assets
U.S. Treasury Obligations Money       Annual Rate of .40% of such Fund's           , 1998
Market Fund                           average daily net assets
Limited Duration Government           Annual Rate of .60% of such Fund's           , 1998
Securities Fund                       average daily net assets
Emerging Growth Fund                  Annual Rate of 1.25% of such Fund's          , 1998
                                      average daily net assets
International Equity Fund             Annual Rate of .75% of such Fund's           , 1998
                                      average daily net assets
Lifestyle Conservative Growth Fund    Annual Rate of .25% of such Fund's           , 1998
                                      average daily net assets
Lifestyle Moderate Growth Fund        Annual Rate of .25% of such Fund's           , 1998
                                      average daily net assets
Lifestyle Growth Fund                 Annual Rate of .25% of such Fund's           , 1998
                                      average daily net assets


GOVERNORS GROUP ADVISORS, INC.      GOVERNOR FUNDS

By:                                 By:
- --------------------------------    -------------------------------

Name:                               Name:
- --------------------------------    -------------------------------

Title:                              Title:
- --------------------------------    -------------------------------



* All Fees are computed daily and paid monthly.

                                    EXHIBIT C

                        INVESTMENT SUB-ADVISORY AGREEMENT

     This Agreement is made as of            , 1998, by and between GOVERNORS
GROUP ADVISORS, INC., a Delaware corporation (the "Advisor"), and MARTINDALE ANDRES & COMPANY, INC., a Pennsylvania corporation (the "Sub-Advisor").

     WHEREAS, Governor Funds, a Delaware business trust (the "Trust"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, pursuant to an Investment Advisory Agreement dated as of , 1998, by and between the Trust and the Advisor (the "Advisory Agreement"), the Advisor has agreed to furnish investment advisory services to the Trust with respect to each of its investment portfolios; and

     WHEREAS, the Advisory Agreement expressly authorizes the Advisor to employ or associate itself with one or more investment sub-advisers provided that the retention of any such sub-adviser shall be approved in accordance with the provisions of the 1940 Act; and

     WHEREAS, the Advisor desires to appoint the Sub-Advisor as investment sub-adviser to each investment portfolio of the Trust set forth on Schedule A hereto (each, a "Fund," collectively, the "Funds"), and the Sub-Advisor wishes to accept such appointment; and

     WHEREAS, the Board of Trustees of the Trust and the shareholders of each Fund have approved this Agreement and the appointment of the Sub-Advisor as investment sub-adviser to such Fund.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     SECTION 1. Appointment. The Advisor hereby appoints the Sub-Advisor to act as investment sub-adviser to the Funds for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

     SECTION 2. Delivery Of Documents. The Trust or Advisor has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following:

          (a) the Trust's Certificate of Trust, as filed with the Secretary of State of Delaware on , 1998, as amended or restated to the date hereof;

          (b) the Trust's Declaration of Trust, as amended or restated to the date hereof (such Declaration, as presently in effect and as it shall from time to time be amended and restated, is herein called the "Declaration of Trust");

          (c) the Trust's By-Laws and any amendments thereto;

          (d) resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub-Advisor and approving this Agreement;

          (e) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on October 1, 1998 and all amendments thereto;

          (f) all of the Trust's procedures and guidelines and all resolutions of the Trust's Board relevant to the services to be provided by the Sub-Advisor hereunder;

          (g) the Trust's Registration Statement on Form N-lA under the Securities Act of 1933, as amended ("1933 Act"), (File No. 333-65213), and under the 1940 Act as filed with the Securities and Exchange Commission and the most recent amendment thereto; and

          (h) the most recent Prospectus and Statement of Additional Information of each of the Funds (such Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus").

     The Trust will furnish the Sub-Advisor from time to time with copies of all amendments of or supplements to the foregoing.

     SECTION 3. Management. Subject to the supervision of the Advisor and the Trust's Board of Trustees, the Sub-Advisor will provide a continuous investment program for each of the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Sub-Advisor will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds and will implement such determinations through the placement, in the name of the Funds, of orders for the execution of portfolio transactions with or through such brokers or dealers as it may select. The Sub-Advisor will provide the services under this Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions as stated in the Prospectus, as the same may be amended, supplemented or restated from time to time, and resolutions of the Trust's Board of Trustees.

     In fulfilling its responsibilities hereunder, the Sub-Advisor further agrees that it will:

          (a) use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          (b) conform with all applicable Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Sub-Advisor;

          (c) not make loans to any person to purchase or carry shares of beneficial interest in the Trust or make loans to the Trust;

          (d) place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Sub-Advisor will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. In assessing the best execution available for any transaction, the Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Consistent with this obligation, the Sub-Advisor may, in its discretion and to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Funds and/or other accounts over which the Sub-Advisor exercises investment discretion. Subject to the review of the Advisor and the Trust's Board of Trustees from time to time with respect to the extent and continuation of the policy, the Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Advisor with respect to the accounts as to which it exercises investment discretion. In placing orders with brokers and dealers, consistent with applicable laws, rules and regulations, the Sub-Advisor may consider the sale of shares of the Trust. Except as otherwise permitted by applicable laws, rules and regulations, in no instance will portfolio securities be purchased from or sold to BISYS Fund Services Ohio Inc., the Advisor, the Sub-Advisor or any affiliated person of the Trust, BISYS Fund Services Ohio Inc., the Advisor or the Sub-Advisor. In executing portfolio transactions for any Fund, the Sub-Advisor may, but shall not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Sub-Advisor will allocate the securities so purchased or sold, and the expenses incurred in the transaction, pursuant to any applicable law or regulation and in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients.

          (e) will maintain all books and records with respect to the securities transactions of the Funds and will furnish the Advisor and the Trust's Board of Trustees such periodic and special reports as the Advisor or the Board may request;

          (f) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Funds and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust; and

          (g) will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Funds, the Sub-Advisor's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's account are customers of the Sub-Advisor or of its parents, subsidiaries or affiliates. In dealing with such customers, the Sub-Advisor and its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust.

     SECTION 4. Services Not Exclusive. The Sub-Advisor will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided herein or authorized by the Board from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed its agent. The investment management services furnished by the Sub-Advisor hereunder are not to be deemed exclusive, and the Sub-Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     SECTION 5. Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

     SECTION 6. Expenses. During the term of this Agreement, the Sub-Advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

     SECTION 7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Advisor will pay the Sub-Advisor and the Sub-Advisor will accept as full compensation therefor a fee as set forth on Schedule A hereto. The obligations of the Advisor to pay the above-described fee to the Sub-Advisor will begin as of the respective dates of the initial public sale of shares in the Funds; provided, however, that the Sub-Advisor may from time to time voluntarily waive any or all such fees. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be prorated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

     For the purpose of determining fees payable to the Sub-Advisor, the value of the net assets of a particular Fund shall be computed in the manner described in the Trust's Declaration of Trust or in the Prospectus or Statement of Additional Information respecting that Fund as from time to time is in effect for the computation of the value of such net assets in connection with the determination of the liquidating value of the shares of such Fund.

     SECTION 8. Limitation of Liability. Notwithstanding anything herein to the contrary, the Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds or the Advisor in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     SECTION 9. Duration and Termination. This Agreement will become effective as of the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement or post-effective amendment to a registration statement relating to that Fund becomes effective with the Securities and Exchange Commission and Schedule A hereto is amended to add such
Fund), provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until June 30, 2000.

     Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of twelve months each ending on June 30 of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding Shares of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days' written notice to the other parties, without the payment of any penalty, by the Advisor or by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Sub-Advisor. This Agreement will immediately terminate in the event of its assignment and in the event of the termination of the Advisory Agreement. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.)

     SECTION 10. Sub-Advisor's Representations. The Sub-Advisor hereby represents that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable laws and regulations, including but not limited to the Glass-Steagall Act and the regulations promulgated thereunder.

     SECTION 11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     SECTION 12. Year 2000 Compliant. The Sub-Advisor represents and warrants that all services rendered and all computer systems used in the performance of the Sub-Advisor's obligations under this Agreement shall be Year 2000 Compliant. "Year 2000 Compliant" means that the services and systems are designed to and shall:

          (a) operate in the year 2000 and later with four digit year date capability;

          (b) operate fault-free in the processing of date and date-dependent data before, during and after January 1, 2000, including but not limited to accepting date input, providing date output, and performing date calculations, comparison and sequencing;

          (c) function accurately and without interruption before, during, and after January 1, 2000, without any adverse effect on operations and associated with the advent of the new century;

          (d) store and provide output of date information in ways that are unambiguous as to century.

     The representations and warranties contained herein may not be disclaimed or limited by operation of law.

     SECTION 13. Limitation of Liability of the Trustees and Shareholders. Governor Funds is a business trust organized under Delaware law and under a Declaration of Trust, to which reference is hereby made and a copy of which is on file at the Office of the Secretary of State of Delaware as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Governor Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any of the Funds of the Trust must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

     SECTION 14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, as amended, or any rule or regulation of the Securities and Exchange Commission thereunder. This Agreement may be executed in two or more counterparts which together shall constitute a single Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                         GOVERNORS GROUP ADVISORS, INC.

                                         By:


                                         Name:


                                         Title:


                                         MARTINDALE ANDRES & COMPANY, INC.

                                         By:


                                         Name:


                                         Title:


                                         Dated:                , 1998

                                   SCHEDULE A
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                         GOVERNORS GROUP ADVISORS, INC.
                                       AND
                        MARTINDALE ANDRES & COMPANY, INC.
                               DATED AS OF , 1998


          NAME OF FUND                           COMPENSATION*                      DATE
          ------------                           -------------                      ----

Prime Money Market Fund                Annual Rate of .20% of such                 , 1998
                                       Fund's average daily net assets

Pennsylvania Municipal Bond Fund       Annual Rate of .30% of such                 , 1998
                                       Fund's average daily net assets

Established Growth Fund                Annual Rate of .40% of such                 , 1998
                                       Fund's average daily net assets

Intermediate Term Income Fund          Annual Rate of .30% of such                 , 1998
                                       Fund's average daily net assets

Aggressive Growth Fund                 Annual Rate of .50% of such                 , 1998
                                       Fund's average daily net assets

U.S. Treasury Obligations Money        Annual Rate of .10% of such                 , 1998
Market Fund                            Fund's average daily net assets

Limited Duration Government            Annual Rate of .30% of such                 , 1998
Securities Fund                        Fund's average daily net assets

Emerging Growth Fund                   Annual Rate of .50% of such                 , 1998
                                       Fund's average daily net assets

Lifestyle Conservative Growth          Annual Rate of .05% of such                 , 1998
Fund                                   Fund's average daily net assets

Lifestyle Moderate Growth Fund         Annual Rate of .05% of such                 , 1998
                                       Fund's average daily net assets

Lifestyle Growth Fund                  Annual Rate of .05% of such                 , 1998
                                       Fund's average daily net assets


GOVERNORS GROUP ADVISORS, INC       MARTINDALE ANDRES & COMPANY, INC.

By:                                 By:
- --------------------------------    ---------------------------------

Name:                               Name:
- --------------------------------    ---------------------------------

Title:                              Title:
- --------------------------------    ---------------------------------



* All Fees are computed daily and paid monthly.

KEYPREMIER FUNDS                          KEYPREMIER PRIME MONEY MARKET FUND
3435 STELZER ROAD                            Series of The Sessions Group
COLUMBUS, OHIO 43219
                                                 3435 Stelzer Road
                                                Columbus, Ohio 43219

AUTO DATA PROCESSING                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
INVESTOR COMM SERVICES
ATTENTION:                                         To be Held on
TEST PRINT                                        January 15, 1999
51 MERCEDES WAY
EDGEWOOD, NY                  To the Shareholders of the above-referenced Fund:
11717
                                   Notice  is  hereby   given  that  a  Special
                              Meeting of  Shareholders  (the "Meeting") of each
                              of KeyPremier Prime Money Market Fund, KeyPremier
                              Pennsylvania   Municipal  Bond  Fund,  KeyPremier
                              Established Growth Fund, KeyPremier  Intermediate
                              Term Income Fund,  KeyPremier  Aggressive  Growth
                              Fund,  KeyPremier U.S. Treasury Obligations Money
                              Market   Fund,    KeyPremier   Limited   Duration
                              Government   Securities   Fund   and   KeyPremier
                              Emerging   Growth   Fund   (each  a  "Fund"   and
                              collectively,  the  "Funds"),  will be held at 10
                              a.m., Eastern Time, on Friday,  January 15, 1999,
                              at the  offices of the Funds'  administrator  and
                              principal   underwriter,   BISYS  Fund   Services
                              Limited Partnership, 3435 Stelzer Road, Columbus,
                              Ohio 43219, for the following purposes.


                                       SHARES

                                       CONTROL NUMBER

                                       ACCOUNT NUMBER



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                     KEYPRE     KEEP THIS PORTION FOR YOUR RECORDS
- -------------------------------------------------------------------------------------------------------------------------------
                                                                                               DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

- ---------------------------------------------------------------------------------------------------------------------------------
KEYPREMIER PRIME MONEY MARKET FUND
     Vote On Proposals
For   Against   Abstain
     1.   To be voted on separately by shareholders of each Fund: To approve an
          Agreement and  Plan of  Reorganization,  in the  form  set  forth  in [ ]    [ ]      [ ]
          Appendix A to the attached  Proxy  Statement,  for adoption by each of the  Funds,  pursuant  to which each Fund  would be  reorganized  as a separate  series of Governor  Funds,  a Delaware  business  trust,  as described in the attached Proxy Statement.

     2.   To  transact  such  other  business  as may come  properly  before the [ ]    [ ]      [ ]
          Meeting ] and any adjournmentthereof.

     Completion of the Reorganization as described herein is conditioned upon the approval of the Proposal by each of the Funds so that if any one Fund does not approve the Reorganization, the Reorganization will not be completed as described in the Proxy Statement.

- ----------------------------------------------              ----------------------------------------------

- ----------------------------------------------              ----------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date                  Signature (Joint Owners)              Date
- ---------------------------------------------------------------------------------------------------------------------------------

KEYPREMIER FUNDS                        KEYPREMIER PENNSYLVANIA MUNI BOND FUND
3435 STELZER ROAD                            Series of The Sessions Group
COLUMBUS, OHIO 43219
                                                 3435 Stelzer Road
                                                Columbus, Ohio 43219

AUTO DATA PROCESSING                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
INVESTOR COMM SERVICES
ATTENTION:                                         To be Held on
TEST PRINT                                        January 15, 1999
51 MERCEDES WAY
EDGEWOOD, NY                   To the Shareholders of the above-referenced Fund:
11717
                                    Notice  is  hereby   given  that  a  Special
                               Meeting of  Shareholders  (the "Meeting") of each
                               of KeyPremier Prime Money Market Fund, KeyPremier
                               Pennsylvania   Municipal  Bond  Fund,  KeyPremier
                               Established Growth Fund, KeyPremier  Intermediate
                               Term Income Fund,  KeyPremier  Aggressive  Growth
                               Fund,  KeyPremier U.S. Treasury Obligations Money
                               Market   Fund,    KeyPremier   Limited   Duration
                               Government   Securities   Fund   and   KeyPremier
                               Emerging   Growth   Fund   (each  a  "Fund"   and
                               collectively,  the  "Funds"),  will be held at 10
                               a.m., Eastern Time, on Friday,  January 15, 1999,
                               at the  offices of the Funds'  administrator  and
                               principal   underwriter,   BISYS  Fund   Services
                               Limited Partnership, 3435 Stelzer Road, Columbus,
                               Ohio 43219, for the following purposes.


                                       SHARES

                                       CONTROL NUMBER

                                       ACCOUNT NUMBER



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X           KEYPRE     KEEP THIS PORTION FOR YOUR RECORDS
- --------------------------------------------------------------------------------------------------------------
                                                                DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

- --------------------------------------------------------------------------------------------------------------------------------
KEYPREMIER PENNSYLVANIA MUNI BOND FUND
     Vote On Proposals
                                  For   Against   Abstain
     1.   To be voted on separately by  shareholders of each Fund: To approve an
          Agreement  and  Plan of  Reorganization,  in the  form  set  forth
 in                            [ ]     [ ]       [ ]
          Appendix A to the attached  Proxy  Statement,  for adoption by each of the  Funds,  pursuant  to which each Fund  would be  reorganized  as a separate  series of Governor  Funds,  a Delaware  business  trust,  as described in the attached Proxy Statement.

2. To  transact  such  other  business  as may come  properly  before the
                           [ ]     [ ]       [ ]
          Meeting and any adjournment thereof.

     Completion of the Reorganization as described herein is conditioned upon the approval of the Proposal by each of the Funds so that if any one Fund does not approve the Reorganization, the Reorganization will not be completed as described in the Proxy Statement.

- ----------------------------------------------              ----------------------------------------------

- ----------------------------------------------              ----------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date                  Signature (Joint Owners)              Date
- ---------------------------------------------------------------------------------------------------------------------------------

KEYPREMIER FUNDS                          KEYPREMIER ESTABLISHED GROWTH FUND
3435 STELZER ROAD                            Series of The Sessions Group
COLUMBUS, OHIO 43219
                                                 3435 Stelzer Road
                                                Columbus, Ohio 43219

AUTO DATA PROCESSING                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
INVESTOR COMM SERVICES
ATTENTION:                                         To be Held on
TEST PRINT                                        January 15, 1999
51 MERCEDES WAY
EDGEWOOD, NY                   To the Shareholders of the above-referenced Fund:
11717
                                    Notice  is  hereby   given  that  a  Special
                               Meeting of  Shareholders  (the "Meeting") of each
                               of KeyPremier Prime Money Market Fund, KeyPremier
                               Pennsylvania   Municipal  Bond  Fund,  KeyPremier
                               Established Growth Fund, KeyPremier  Intermediate
                               Term Income Fund,  KeyPremier  Aggressive  Growth
                               Fund,  KeyPremier U.S. Treasury Obligations Money
                               Market   Fund,    KeyPremier   Limited   Duration
                               Government   Securities   Fund   and   KeyPremier
                               Emerging   Growth   Fund   (each  a  "Fund"   and
                               collectively,  the  "Funds"),  will be held at 10
                               a.m., Eastern Time, on Friday,  January 15, 1999,
                               at the  offices of the Funds'  administrator  and
                               principal   underwriter,   BISYS  Fund   Services
                               Limited Partnership, 3435 Stelzer Road, Columbus,
                               Ohio 43219, for the following purposes.


                                       SHARES

                                       CONTROL NUMBER

                                       ACCOUNT NUMBER



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                     KEYPRE     KEEP THIS PORTION FOR YOUR RECORDS
- --------------------------------------------------------------------------------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

- --------------------------------------------------------------------------------------------------------------------------------
KEYPREMIER ESTABLISHED GROWTH FUND
     Vote On Proposals
For   Against   Abstain
     1.   To be voted on separately by  shareholders of each Fund: To approve an
          Agreement  and  Plan of  Reorganization,  in the  form  set  forth
in [ ]     [ ]       [ ]
          Appendix A to the attached  Proxy  Statement,  for adoption by each of the  Funds,  pursuant  to which each Fund  would be  reorganized  as a separate  series of Governor  Funds,  a Delaware  business  trust,  as described in the attached Proxy Statement.

     2.   To  transact  such  other  business  as may come  properly  before the[ ]     [ ]       [ ]
          Meeting and any adjournment thereof.

     Completion of the Reorganization as described herein is conditioned upon the approval of the Proposal by each of the Funds so that if any one Fund does not approve the Reorganization, the Reorganization will not be completed as described in the Proxy Statement.

- ----------------------------------------------              ----------------------------------------------

- ----------------------------------------------              ----------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date                  Signature (Joint Owners)              Date
- --------------------------------------------------------------------------------------------------------------------------------


KEYPREMIER FUNDS                       KEYPREMIER INTERMEDIATE TERM INCOME FUND
3435 STELZER ROAD                            Series of The Sessions Group
COLUMBUS, OHIO 43219
                                                 3435 Stelzer Road
                                                Columbus, Ohio 43219

AUTO DATA PROCESSING                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
INVESTOR COMM SERVICES
ATTENTION:                                         To be Held on
TEST PRINT                                        January 15, 1999
51 MERCEDES WAY
EDGEWOOD, NY                   To the Shareholders of the above-referenced Fund:
11717
                                    Notice  is  hereby   given  that  a  Special
                               Meeting of  Shareholders  (the "Meeting") of each
                               of KeyPremier Prime Money Market Fund, KeyPremier
                               Pennsylvania   Municipal  Bond  Fund,  KeyPremier
                               Established Growth Fund, KeyPremier  Intermediate
                               Term Income Fund,  KeyPremier  Aggressive  Growth
                               Fund,  KeyPremier U.S. Treasury Obligations Money
                               Market   Fund,    KeyPremier   Limited   Duration
                               Government   Securities   Fund   and   KeyPremier
                               Emerging   Growth   Fund   (each  a  "Fund"   and
                               collectively,  the  "Funds"),  will be held at 10
                               a.m., Eastern Time, on Friday,  January 15, 1999,
                               at the  offices of the Funds'  administrator  and
                               principal   underwriter,   BISYS  Fund   Services
                               Limited Partnership, 3435 Stelzer Road, Columbus,
                               Ohio 43219, for the following purposes.


                                       SHARES

                                       CONTROL NUMBER

                                       ACCOUNT NUMBER



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                     KEYPRE     KEEP THIS PORTION FOR YOUR RECORDS
- --------------------------------------------------------------------------------------------------------------------------------
                                                                             DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

- --------------------------------------------------------------------------------------------------------------------------------
KEYPREMIER INTERMEDIATE TERM INCOME FUND
     Vote On Proposals
                               For   Against   Abstain
     1.   To be voted on separately by  shareholders of each Fund: To approve an
          Agreement  and  Plan of  Reorganization,  in the  form  set  forth
in                           [ ]     [ ]       [ ]
          Appendix A to the attached  Proxy  Statement,  for adoption by each of the  Funds,  pursuant  to which each Fund  would be  reorganized  as a separate  series of Governor  Funds,  a Delaware  business  trust,  as described in the attached Proxy Statement.

     2.   To  transact  such  other  business  as may come  properly  before
the                           [ ]     [ ]       [ ]
          Meeting and any adjournment thereof.

     Completion of the Reorganization as described herein is conditioned upon the approval of the Proposal by each of the Funds so that if any one Fund does not approve the Reorganization, the Reorganization will not be completed as described in the Proxy Statement.

- ----------------------------------------------              ----------------------------------------------

- ----------------------------------------------              ----------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date                  Signature (Joint Owners)              Date
- ---------------------------------------------------------------------------------------------------------------------------------

KEYPREMIER FUNDS                          KEYPREMIER AGGRESSIVE GROWTH FUND
3435 STELZER ROAD                            Series of The Sessions Group
COLUMBUS, OHIO 43219
                                                 3435 Stelzer Road
                                                Columbus, Ohio 43219

AUTO DATA PROCESSING                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
INVESTOR COMM SERVICES
ATTENTION:                                         To be Held on
TEST PRINT                                        January 15, 1999
51 MERCEDES WAY
EDGEWOOD, NY                   To the Shareholders of the above-referenced Fund:
11717
                                    Notice  is  hereby   given  that  a  Special
                               Meeting of  Shareholders  (the "Meeting") of each
                               of KeyPremier Prime Money Market Fund, KeyPremier
                               Pennsylvania   Municipal  Bond  Fund,  KeyPremier
                               Established Growth Fund, KeyPremier  Intermediate
                               Term Income Fund,  KeyPremier  Aggressive  Growth
                               Fund,  KeyPremier U.S. Treasury Obligations Money
                               Market   Fund,    KeyPremier   Limited   Duration
                               Government   Securities   Fund   and   KeyPremier
                               Emerging   Growth   Fund   (each  a  "Fund"   and
                               collectively,  the  "Funds"),  will be held at 10
                               a.m., Eastern Time, on Friday,  January 15, 1999,
                               at the  offices of the Funds'  administrator  and
                               principal   underwriter,   BISYS  Fund   Services
                               Limited Partnership, 3435 Stelzer Road, Columbus,
                               Ohio 43219, for the following purposes.


                                       SHARES

                                       CONTROL NUMBER

                                       ACCOUNT NUMBER



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                     KEYPRE     KEEP THIS PORTION FOR YOUR RECORDS
- --------------------------------------------------------------------------------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

- --------------------------------------------------------------------------------------------------------------------------------
KEYPREMIER AGGRESSIVE GROWTH FUND
     Vote On Proposals
                                  For   Against   Abstain
     1.   To be voted on separately by  shareholders of each Fund: To approve an
          Agreement  and  Plan of  Reorganization,  in the  form  set  forth  in
                           [ ]     [ ]       [ ]
          Appendix A to the attached Proxy Statement, foradoption by each of the
          Funds,  pursuant to which each Fund would be reorganized as a separate series of Governor  Funds, a Delaware  business trust, as described in the attached Proxy Statement.

     2.   To  transact  such  other  business  as may come  properly  before
the                           [ ]     [ ]       [ ]
          Meeting and any adjournment thereof.

     Completion of the Reorganization as described herein is conditioned upon the approval of the Proposal by each of the Funds so that if any one Fund does not approve the Reorganization, the Reorganization will not be completed as described in the Proxy Statement.

- ----------------------------------------------              ----------------------------------------------

- ----------------------------------------------              ----------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date                  Signature (Joint Owners)              Date
- --------------------------------------------------------------------------------------------------------------------------------

KEYPREMIER FUNDS                       KEYPREMIER US TREASURY OBLIGATION MM FUND
3435 STELZER ROAD                            Series of The Sessions Group
COLUMBUS, OHIO 43219
                                                 3435 Stelzer Road
                                                Columbus, Ohio 43219

AUTO DATA PROCESSING                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
INVESTOR COMM SERVICES
ATTENTION:                                         To be Held on
TEST PRINT                                        January 15, 1999
51 MERCEDES WAY
EDGEWOOD, NY                   To the Shareholders of the above-referenced Fund:
11717
                                    Notice  is  hereby   given  that  a  Special
                               Meeting of  Shareholders  (the "Meeting") of each
                               of KeyPremier Prime Money Market Fund, KeyPremier
                               Pennsylvania   Municipal  Bond  Fund,  KeyPremier
                               Established Growth Fund, KeyPremier  Intermediate
                               Term Income Fund,  KeyPremier  Aggressive  Growth
                               Fund,  KeyPremier U.S. Treasury Obligations Money
                               Market   Fund,    KeyPremier   Limited   Duration
                               Government   Securities   Fund   and   KeyPremier
                               Emerging   Growth   Fund   (each  a  "Fund"   and
                               collectively,  the  "Funds"),  will be held at 10
                               a.m., Eastern Time, on Friday,  January 15, 1999,
                               at the  offices of the Funds'  administrator  and
                               principal   underwriter,   BISYS  Fund   Services
                               Limited Partnership, 3435 Stelzer Road, Columbus,
                               Ohio 43219, for the following purposes.


                                       SHARES

                                       CONTROL NUMBER

                                       ACCOUNT NUMBER



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                     KEYPRE     KEEP THIS PORTION FOR YOUR RECORDS
- --------------------------------------------------------------------------------------------------------------------------------

                                             DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

- --------------------------------------------------------------------------------------------------------------------------------
KEYPREMIER US TREASURY OBLIGATION MM FUND
     Vote On Proposals
                           For   Against   Abstain
     1.   To be voted on separately by  shareholders of each Fund: To approve an
          Agreement  and  Plan of  Reorganization,  in the  form  set  forth  in                           [ ]     [ ]       [ ]
          Appendix A to the attached Proxy Statement, foradoption by each of the
          Funds,  pursuant to which each Fund would be reorganized as a separate series of Governor  Funds, a Delaware  business trust, as described in the attached Proxy Statement.

     2.   To  transact  such  other  business  as may come  properly  before
the                           [ ]     [ ]       [ ]
          Meeting and any adjournment thereof.

     Completion of the Reorganization as described herein is conditioned upon the approval of the Proposal by each of the Funds so that if any one Fund does not approve the Reorganization, the Reorganization will not be completed as described in the Proxy Statement.

- ----------------------------------------------              ----------------------------------------------

- ----------------------------------------------              ----------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date                  Signature (Joint Owners)              Date
- --------------------------------------------------------------------------------------------------------------------------------

KEYPREMIER FUNDS                       KEYPREMIER LIMITED DURATION GOVT SEC FUND
3435 STELZER ROAD                            Series of The Sessions Group
COLUMBUS, OHIO 43219
                                                 3435 Stelzer Road
                                                Columbus, Ohio 43219

AUTO DATA PROCESSING                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
INVESTOR COMM SERVICES
ATTENTION:                                         To be Held on
TEST PRINT                                        January 15, 1999
51 MERCEDES WAY
EDGEWOOD, NY                   To the Shareholders of the above-referenced Fund:
11717
                                    Notice  is  hereby   given  that  a  Special
                               Meeting of  Shareholders  (the "Meeting") of each
                               of KeyPremier Prime Money Market Fund, KeyPremier
                               Pennsylvania   Municipal  Bond  Fund,  KeyPremier
                               Established Growth Fund, KeyPremier  Intermediate
                               Term Income Fund,  KeyPremier  Aggressive  Growth
                               Fund,  KeyPremier U.S. Treasury Obligations Money
                               Market   Fund,    KeyPremier   Limited   Duration
                               Government   Securities   Fund   and   KeyPremier
                               Emerging   Growth   Fund   (each  a  "Fund"   and
                               collectively,  the  "Funds"),  will be held at 10
                               a.m., Eastern Time, on Friday,  January 15, 1999,
                               at the  offices of the Funds'  administrator  and
                               principal   underwriter,   BISYS  Fund   Services
                               Limited Partnership, 3435 Stelzer Road, Columbus,
                               Ohio 43219, for the following purposes.


                                       SHARES

                                       CONTROL NUMBER

                                       ACCOUNT NUMBER



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                     KEYPRE     KEEP THIS PORTION FOR YOUR RECORDS
- --------------------------------------------------------------------------------------------------------------------------------

                         DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

- --------------------------------------------------------------------------------------------------------------------------------
KEYPREMIER LIMITED DURATION GOVT SEC FUND
     Vote On Proposals
                                    For   Against   Abstain
     1.   To be voted on separately by  shareholders of each Fund: To approve an
          Agreement  and  Plan of  Reorganization,  in the  form  set  forth
in                           [ ]     [ ]       [ ]
          Appendix A to the attached  Proxy  Statement,  for adoption by each of the  Funds,  pursuant  to which each Fund  would be  reorganized  as a separate  series of Governor  Funds,  a Delaware  business  trust,  as described in the attached Proxy Statement.

     2.   To  transact  such  other  business  as may come  properly  before
the                           [ ]     [ ]       [ ]
          Meeting and any adjournment thereof.

     Completion of the Reorganization as described herein is conditioned upon the approval of the Proposal by each of the Funds so that if any one Fund does not approve the Reorganization, the Reorganization will not be completed as described in the Proxy Statement.

- ----------------------------------------------              ----------------------------------------------

- ----------------------------------------------              ----------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date                  Signature (Joint Owners)              Date
- ---------------------------------------------------------------------------------------------------------------------------------

KEYPREMIER FUNDS                            KEYPREMIER EMERGING GROWTH FUND
3435 STELZER ROAD                            Series of The Sessions Group
COLUMBUS, OHIO 43219
                                                 3435 Stelzer Road
                                                Columbus, Ohio 43219

AUTO DATA PROCESSING                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
INVESTOR COMM SERVICES
ATTENTION:                                         To be Held on
TEST PRINT                                        January 15, 1999
51 MERCEDES WAY
EDGEWOOD, NY                   To the Shareholders of the above-referenced Fund:
11717
                                    Notice  is  hereby   given  that  a  Special
                               Meeting of  Shareholders  (the "Meeting") of each
                               of KeyPremier Prime Money Market Fund, KeyPremier
                               Pennsylvania   Municipal  Bond  Fund,  KeyPremier
                               Established Growth Fund, KeyPremier  Intermediate
                               Term Income Fund,  KeyPremier  Aggressive  Growth
                               Fund,  KeyPremier U.S. Treasury Obligations Money
                               Market   Fund,    KeyPremier   Limited   Duration
                               Government   Securities   Fund   and   KeyPremier
                               Emerging   Growth   Fund   (each  a  "Fund"   and
                               collectively,  the  "Funds"),  will be held at 10
                               a.m., Eastern Time, on Friday,  January 15, 1999,
                               at the  offices of the Funds'  administrator  and
                               principal   underwriter,   BISYS  Fund   Services
                               Limited Partnership, 3435 Stelzer Road, Columbus,
                               Ohio 43219, for the following purposes.


                                       SHARES

                                       CONTROL NUMBER

                                       ACCOUNT NUMBER



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                     KEYPRE     KEEP THIS PORTION FOR YOUR RECORDS
- --------------------------------------------------------------------------------------------------------------------------------

                                             DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

- --------------------------------------------------------------------------------------------------------------------------------
KEYPREMIER EMERGING GROWTH FUND
     Vote On Proposals
                                  For   Against   Abstain
     1.   To be voted on separately by  shareholders of each Fund: To approve an
          Agreement  and  Plan of  Reorganization,  in the  form  set  forth
in                           [ ]     [ ]       [ ]
          Appendix A to the attached  Proxy  Statement,  for adoption by each of the  Funds,  pursuant  to which each Fund  would be  reorganized  as a separate  series of Governor  Funds,  a Delaware  business  trust,  as described in the attached Proxy Statement.

     2.   To  transact  such  other  business  as may come  properly  before
the                           [ ]     [ ]       [ ]
          Meeting and any adjournment thereof.

     Completion of the Reorganization as described herein is conditioned upon the approval of the Proposal by each of the Funds so that if any one Fund does not approve the Reorganization, the Reorganization will not be completed as described in the Proxy Statement.

- ----------------------------------------------              ----------------------------------------------

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Signature [PLEASE SIGN WITHIN BOX]    Date                  Signature (Joint Owners)              Date
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